                                                                     EXHIBIT 4.6


                    AMENDED AND RESTATED DECLARATION OF TRUST

                                      AMONG

                              SUPERIOR TELECOM INC.
                                  AS DEPOSITOR,

                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                              AS PROPERTY TRUSTEE,

                            WILMINGTON TRUST COMPANY
                              AS DELAWARE TRUSTEE,

                                       AND

                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                           DATED AS OF MARCH 31, 1999

                                SUPERIOR TRUST I

                                SUPERIOR TRUST I*

    Certain Sections of this Declaration relating to Sections 310 through 318 of the Trust Indenture Act of 1939:


TRUST INDENTURE                                                                                         DECLARATION
ACT SECTION                                                                                                 SECTION
---------------                                                                                         -----------

Section 310       (a)      (1)..................................................................................8.7
                  (a)      (2)..................................................................................8.7
                  (a)      (4)...........................................................................2.6(a)(ii)
                  (b)               ............................................................................8.8
Section 311       (a)               ...........................................................................8.12
                  (b)               ...........................................................................8.12
Section 312       (a)               ............................................................................5.7
                  (b)               ............................................................................5.7
                  (c)               ............................................................................5.7
Section 313       (a)               ........................................................................8.13(a)
                  (c)               ...........................................................................10.8
                  (d)               ........................................................................8.13(c)
                  (a)      (4)..............................................................................8.13(b)
                  (b)               ........................................................................8.13(b)
Section 314       (a)               ...........................................................................8.14
                  (b)               .................................................................Not Applicable
                  (c)      (1).................................................................................8.15
                  (c)      (2).................................................................................8.15
                  (c)      (3).......................................................................Not Applicable
                  (d)               .................................................................Not Applicable
                  (e)               ......................................................................1.1, 8.15
Section 315       (a)               .................................................................8.1(a), 8.3(a)
                  (b)               ......................................................................8.2, 10.8
                  (c)               .........................................................................8.1(a)
                  (d)               .......................................................................8.1, 8.3
                  (e)               .................................................................Not Applicable
Section 316       (a)               .................................................................Not Applicable
                  (a)      (1)(A)....................................................................Not Applicable
                  (a)      (1)(B)....................................................................Not Applicable
                  (a)      (2).......................................................................Not Applicable
                  (b)               .................................................................Not Applicable
                  (c)               ............................................................................6.7
Section 317       (a)      (1).......................................................................Not Applicable
                  (b)               ............................................................................5.9
Section 318       (a)               ..........................................................................10.10


--------

* Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Declaration.

                                TABLE OF CONTENTS


ARTICLE 1

         DEFINED TERMS.......................................................................................     2
         Section 1.1.        DEFINITIONS.....................................................................     2

ARTICLE 2

         ESTABLISHMENT OF THE TRUST...........................................................................    13
         Section 2.1.        NAME.............................................................................    13
         Section 2.2.        OFFICE OF THE DELAWARE TRUSTEE; PRINCIPAL PLACE OF BUSINESS......................    13
         Section 2.3.        ORGANIZATIONAL EXPENSES..........................................................    13
         Section 2.4.        SUBSCRIPTION AND PURCHASE OF DEBENTURES;
                             ISSUANCE OF TRUST SECURITIES.....................................................    13
         Section 2.5.        DECLARATION OF TRUST; INTENT CLAUSE..............................................    14
         Section 2.6.        AUTHORIZATION TO ENTER INTO CERTAIN TRANSACTIONS.................................    14
         Section 2.7.        ASSETS OF TRUST..................................................................    18
         Section 2.8.        TITLE TO TRUST PROPERTY..........................................................    18

ARTICLE 3

         PROPERTY ACCOUNT.....................................................................................    19
         Section 3.1.        PROPERTY ACCOUNT.................................................................    19

ARTICLE 4

         DISTRIBUTIONS; REDEMPTION; EXCHANGE; CONVERSION......................................................    19
         Section 4.1.        DISTRIBUTIONS....................................................................    19
         Section 4.2.        REDEMPTION.......................................................................    20
         Section 4.3.        CONVERSION.......................................................................    23
         Section 4.4.        SPECIAL EVENT EXCHANGE...........................................................    25
         Section 4.5.        NO SINKING FUND; REDEMPTION UPON CHANGE OF CONTROL...............................    26
         Section 4.6.        SUBORDINATION OF COMMON SECURITIES...............................................    27
         Section 4.7.        PAYMENT PROCEDURES...............................................................    28
         Section 4.8.        TAX RETURNS AND REPORTS..........................................................    28
         Section 4.9.        PAYMENT OF TAXES, DUTIES, ETC. OF THE TRUST......................................    28
         Section 4.10.       PAYMENTS UNDER INDENTURE.........................................................    28

ARTICLE 5

         TRUST SECURITIES CERTIFICATES........................................................................    29
         Section 5.1.        INITIAL OWNERSHIP................................................................    29
         Section 5.2.        THE TRUST SECURITIES CERTIFICATES................................................    29
         Section 5.3.        DELIVERY OF TRUST SECURITIES CERTIFICATES........................................    29



         Section 5.4.        REGISTRATION OF TRANSFER AND EXCHANGE OF PREFERRED SECURITIES;
                             RESTRICTIONS ON TRANSFER.........................................................    30
         Section 5.5.        MUTILATED, DESTROYED, LOST OR STOLEN TRUST SECURITIES CERTIFICATES...............    31
         Section 5.6.        PERSONS DEEMED SECURITYHOLDERS...................................................    31
         Section 5.7.        ACCESS TO LIST OF SECURITYHOLDERS' NAMES AND ADDRESSES...........................    31
         Section 5.8.        MAINTENANCE OF OFFICE OR AGENCY..................................................    32
         Section 5.9.        APPOINTMENT OF PAYING AGENT......................................................    32
         Section 5.10.       OWNERSHIP OF COMMON SECURITIES BY DEPOSITOR......................................    32
         Section 5.11.       RIGHTS OF SECURITYHOLDERS........................................................    33

ARTICLE 6

         ACT OF SECURITYHOLDERS; MEETINGS; VOTING;
         AMENDMENT OF THE DECLARATION.........................................................................    33
         Section 6.1.        LIMITATIONS ON VOTING RIGHTS.....................................................    33
         Section 6.2.        ADDITIONAL VOTING RIGHTS.........................................................    36
         Section 6.3.        NOTICE OF MEETINGS...............................................................    37
         Section 6.4.        MEETINGS OF HOLDERS OF PREFERRED SECURITIES......................................    37
         Section 6.5.        VOTING RIGHTS....................................................................    38
         Section 6.6.        PROXIES, ETC.....................................................................    38
         Section 6.7.        SECURITYHOLDER ACTION BY WRITTEN CONSENT.........................................    38
         Section 6.8.        RECORD DATE FOR VOTING AND OTHER PURPOSES; DISCRETION OF PROPERTY
                             TRUSTEE RELATING TO MEETINGS OF HOLDERS..........................................    38
         Section 6.9.        ACTS OF SECURITYHOLDERS..........................................................    39
         Section 6.10.       INSPECTION OF RECORDS............................................................    40

ARTICLE 7

         REPRESENTATIONS AND WARRANTIES.......................................................................    40
         Section 7.1.        REPRESENTATIONS AND WARRANTIES OF THE PROPERTY TRUSTEE AND THE
                             DELAWARE TRUSTEE.................................................................    40
         Section 7.2.        REPRESENTATIONS AND WARRANTIES OF DEPOSITOR......................................    42

ARTICLE 8

         THE TRUSTEES.........................................................................................    42
         Section 8.1.        CERTAIN DUTIES AND RESPONSIBILITIES..............................................    42
         Section 8.2.        NOTICE OF DEFAULTS...............................................................    44
         Section 8.3.        CERTAIN RIGHTS OF PROPERTY TRUSTEE...............................................    46
         Section 8.4.        NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES...........................    48
         Section 8.5.        MAY HOLD SECURITIES..............................................................    49
         Section 8.6.        COMPENSATION; INDEMNITY; FEES....................................................    49
         Section 8.7.        PROPERTY TRUSTEE REQUIRED; ELIGIBILITY OF TRUSTEES...............................    50
         Section 8.8.        DISQUALIFICATION: CONFLICTING INTEREST...........................................    50
         Section 8.9.        RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR................................    50
         Section 8.10.       ACCEPTANCE OF APPOINTMENT BY SUCCESSOR...........................................    52
         Section 8.11.       MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS......................    53



         Section 8.12.       PREFERENTIAL COLLECTION OF CLAIMS AGAINST DEPOSITOR OR TRUST.....................    53
         Section 8.13.       REPORTS BY PROPERTY TRUSTEE......................................................    53
         Section 8.14.       REPORTS TO THE PROPERTY TRUSTEE..................................................    54
         Section 8.15.       EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.................................    54
         Section 8.16.       NUMBER OF TRUSTEES...............................................................    54
         Section 8.17.       DELEGATION OF POWER..............................................................    55

ARTICLE 9

         DISSOLUTION, LIQUIDATION, TERMINATION AND MERGER.....................................................    55
         Section 9.1.        DISSOLUTION UPON EXPIRATION DATE.................................................    55
         Section 9.2.        EARLY DISSOLUTION................................................................    55
         Section 9.3.        TERMINATION......................................................................    56
         Section 9.4.        LIQUIDATION......................................................................    56
         Section 9.5.        MERGERS, CONSOLIDATIONS, AMALGAMATIONS OR REPLACEMENTS OF
                             THE TRUST........................................................................    57

ARTICLE 10

         MISCELLANEOUS PROVISIONS.............................................................................    58
         Section 10.1.       LIMITATION OF RIGHTS OF SECURITYHOLDERS..........................................    58
         Section 10.2.       AMENDMENT........................................................................    59
         Section 10.3.       SEPARABILITY.....................................................................    59
         Section 10.4.       GOVERNING LAW....................................................................    59
         Section 10.5.       PAYMENTS DUE ON NON-BUSINESS DAY.................................................    60
         Section 10.6.       SUCCESSORS.......................................................................    60
         Section 10.7.       HEADINGS.........................................................................    60
         Section 10.8.       REPORTS, NOTICES AND DEMANDS.....................................................    60
         Section 10.9.       AGREEMENT NOT TO PETITION........................................................    60
         Section 10.10.      TRUST INDENTURE ACT; CONFLICT WITH TRUST INDENTURE ACT...........................    61
         Section 10.11.      ACCEPTANCE OF TERMS OF DECLARATION, GUARANTEE
                             AND INDENTURE....................................................................    61
         Section 10.12.      COUNTERPARTS.....................................................................    62

EXHIBIT A.....................................................................................................   A-1

EXHIBIT B.....................................................................................................   B-1

EXHIBIT C.....................................................................................................   C-1

ASSIGNMENT....................................................................................................   C-3

EXHIBIT D.....................................................................................................   D-1


         AMENDED AND RESTATED DECLARATION OF TRUST, dated as of March 31, 1999, among (i) Superior TeleCom Inc., a Delaware corporation (including any successors or assigns, the "DEPOSITOR"), (ii) American Stock Transfer & Trust Company, a New York corporation, as property trustee (in such capacity, the "PROPERTY TRUSTEE"), (iii) Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (in such capacity, the "DELAWARE TRUSTEE"),
(iv) Steven S. Elbaum, an individual, David S. Aldridge, an individual, and Stewart H. Wahrsager, an individual, each of whose address is c/o Superior TeleCom Inc., 1790 Broadway, New York, New York 10019 (each, an "ADMINISTRATIVE TRUSTEE," and, collectively, the "ADMINISTRATIVE TRUSTEES," and, collectively with the Property Trustee and the Delaware Trustee, the "TRUSTEES"), and (v) the several Holders as hereinafter defined.

                              W I T N E S S E T H:

         WHEREAS, the Depositor has entered into an Agreement and Plan of Merger, dated as of October 21, 1998 (the "MERGER AGREEMENT"), with SUT Acquisition Corp., a Delaware corporation and a subsidiary of Depositor ("PURCHASER"), and Essex International Inc., a Delaware corporation ("ESSEX"), pursuant to which (i) Purchaser commenced, on October 28, 1998, a tender offer to acquire up to 22,562,135 of the issued and outstanding shares of common stock, par value $0.01 per share ("ESSEX COMMON STOCK"), of Essex for $32.00 per share, net to the seller in cash, and (ii) following completion of the tender offer, Purchaser will be merged with and into Essex, which will continue as the surviving corporation, and the remaining outstanding shares of Essex Common Stock will be converted into the right to receive the Preferred Securities (as defined herein) issued hereby;

         WHEREAS, the Depositor and certain of the Trustees have heretofore duly declared and established a business trust, under the Delaware Business Trust Act, by entering into a Declaration of Trust, dated as of December 9, 1998 (the "ORIGINAL DECLARATION"), and by executing and filing with the Secretary of State of the State of Delaware a Certificate of Trust, filed on December 9, 1998 and attached hereto as Exhibit A (the "CERTIFICATE OF TRUST"), the primary purpose of which is to issue such Preferred Securities;

         WHEREAS, as of the date hereof, no interests in the Trust have been issued;

         WHEREAS, the Depositor and the Trustees desire to amend and restate the Original Declaration in its entirety to provide for, among other things, the issuance of the Preferred Securities and the Common Securities by the Trust to the Depositor (and the subsequent delivery of such Preferred Securities by the Depositor to holders of Essex Common Stock in accordance with the Merger Agreement) in consideration for the acquisition by the Trust from the Depositor of all of the right, title and interest in and to the Debentures (as such terms are defined herein);

         NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party, for the benefit of the other parties hereto and for the benefit of the Holders of the Preferred Securities, hereby amends and restates the Original Declaration in its entirety and agrees as follows:


                                    ARTICLE 1

                                  DEFINED TERMS

         Section 1.1. Definitions. For all purposes of this Declaration, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Declaration;

         (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Declaration as a whole and not to any particular Article, Section or other subdivision;

         (e) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles," with respect to any computation required or permitted hereunder, shall mean such accounting principles which are generally accepted at the date or time of such computation;

         (f) "or" is not exclusive;

         (g) provisions apply to successive events and transactions; and

         (h) each reference herein to a rule or form of the Commission shall mean such rule or form and any rule or form successor thereto, in each case as amended from time to time.

         "ACT" has the meaning specified in Section 6.8.

         "ADDITIONAL AMOUNT" means, with respect to the Trust Securities, the amount of Additional Interest (as defined in the Indenture) paid and identified as such to the Property Trustee or other holders of the Debentures by the Depositor on the Debentures.

         "ADDITIONAL SUMS" means, with respect to the Trust Securities, the amount of Additional Sums (as defined in the Indenture) paid and identified as such, to the Property Trustee or other holders of the Debentures, by the Depositor on the Debentures.

         "ADMINISTRATIVE TRUSTEE" means each of Steven S. Elbaum, David S. Aldridge and Stewart H. Wahrsager, each solely in his capacity as Administrative Trustee of the Trust heretofore formed and continued hereby and not in his individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor in interest in such capacity, or any successor administrative trustee appointed as herein provided.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however, that an Affiliate of the Depositor shall not be deemed to include the Trust. For the purposes of this definition, "control" when used with respect to any specified Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that beneficial ownership of 10% or more of the Voting Stock of an entity will be deemed to be control; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "BANKRUPTCY EVENT" means, with respect to any Person:

         (a) the entry by a court of competent jurisdiction of (i) a decree or order for relief in respect of such Person in an involuntary case or proceeding under United States bankruptcy laws, as now or hereafter constituted, or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law or (ii) a decree or order adjudging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of, or in respect of, such Person under any United States bankruptcy laws, as now or hereafter constituted, or any other applicable federal, state or foreign bankruptcy, insolvency or similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Person or of any substantial part of such Person's property or assets, or ordering the winding-up or liquidation of the affairs of such Person, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 180 consecutive days; or

         (b) (i) the commencement by such Person of a voluntary case or proceeding under United States bankruptcy laws, as now or hereafter constituted, or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent; or (ii) the consent by such Person to the entry of a decree or order for relief in respect of such Person in an involuntary case or proceeding under United States bankruptcy laws, as now or hereafter constituted, or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against such Person; or (iii) the filing by such Person of a petition or answer or consent seeking reorganization or relief under United States bankruptcy laws, as now or hereafter constituted, or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law; or (iv) the consent by such Person to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of such Person or any substantial part of such Person's property or assets, or the making by such Person of an assignment for the benefit of creditors; or (v) the taking of corporate action by such Person in furtherance of any such actions.

         "BANKRUPTCY LAWS" has the meaning specified in Section 10.9.

         "BOARD OF DIRECTORS" means either the board of directors of the Depositor or any committee of that board duly authorized to act hereunder.

         "BOARD RESOLUTION" means a copy of the resolution certified by the Secretary of the Depositor to have been duly adopted by the Board of Directors, or such committee of the Board of Directors or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Property Trustee.

         "BUSINESS DAY" means any day other than a Saturday or Sunday or a day on which banking institutions in the City of New York are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office or the corporate trust office of the Indenture Trustee is closed for business.

         "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

         "CERTIFICATE OF TRUST" has the meaning specified in the preamble to this Declaration.

         "CHANGE IN 1940 ACT LAW" has the meaning specified in the definition of Investment Company Event.

         "CHANGE OF CONTROL" means the occurrence of any of the following events:

         (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than The Alpine Group, Inc., a Delaware corporation, or its Affiliates (the "PERMITTED HOLDERS"), becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power represented by the outstanding Capital Stock of the Depositor pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors (irrespective of whether or not at the time the stock of any other class shall or might have voting power by reason of the happening of any contingency) ("VOTING STOCK");

         (b) the Depositor consolidates with, or merges with or into, another entity or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person or entity, or any entity consolidates with, or merges with or into, the Depositor, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Depositor is converted into or exchanged for cash, securities or other property, other than any such transaction where (I) the outstanding Voting Stock of the Depositor is not converted or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Depositor) or is converted into or exchanged for Voting Stock of the surviving or transferee corporation and (II) immediately after such transaction, the condition described in (A) above has not occurred with respect to the outstanding Voting Stock of the surviving or transferee corporation;

         (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the stockholders of the Depositor was approved by (x) a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved (as described in this clause (x) or in the following clause (y)) or (y) the Permitted Holders) cease for any reason to constitute a majority of the Board of Directors then in office; or

         (d) the Depositor is liquidated or dissolved or adopts a plan of liquidation or dissolution.

         "CHANGE OF CONTROL OFFER" has the meaning specified in Section 4.5.

         "CHANGE OF CONTROL PURCHASE DATE" has the meaning specified in
Section 4.5.

         "CHANGE OF CONTROL REDEMPTION PRICE" has the meaning specified in
Section 4.5.

         "CLOSING DATE" means the date of execution and delivery of this Declaration.

         "CLOSING PRICE", with respect to the Common Stock of the Depositor, means for each day the last reported sales price, regular way or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way on such day, in either case as reported on The New York Stock Exchange Composite Tape, or, if the Common Stock is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market, or, if not admitted for quotation on the Nasdaq National Market, the average of the high bid and low asked prices on such day as recorded by The Nasdaq Stock Market, or, if The Nasdaq Stock Market shall not have reported any bid and asked prices for the Common Stock on such day, the average of the bid and asked prices for such day as furnished by any NYSE member firm selected from time to time by the Depositor for such purpose, or, if no such bid and asked prices can be obtained from any such firm, the fair market value of the Common Stock on such day as determined in good faith by the Board of Directors. Such determination by the Board of Directors shall be conclusive.

         "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "COMMON SECURITIES CERTIFICATE" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit B.

         "COMMON SECURITY" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $50 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "COMMON STOCK" means common stock, par value $0.01 per share, of the Depositor or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Depositor and which are not subject to redemption by the Depositor.

         "CONVERSION AGENT" has the meaning specified in Section 4.3.

         "CONVERSION DATE" has the meaning specified in Section 4.3.

         "CONVERSION RATE" has the meaning specified in Section 4.3.

         "CORPORATE TRUST OFFICE" means the principal corporate trust office of the Property Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 40 Wall Street, New York, New York 10005.

         "DEBENTURE EVENT OF DEFAULT" means an "Event of Default" as defined in the Indenture.

         "DEBENTURE REDEMPTION DATE" means, with respect to any Debentures to be redeemed under the Indenture, the date fixed for redemption thereof under the Indenture.

         "DEBENTURES" means $171,765,650 aggregate principal amount of the Depositor's 8 1/2% Convertible Subordinated Debentures due 2014 issued or to be issued pursuant to the Indenture.

         "DECLARATION" means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Declaration, any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Declaration and any such modification, amendment or supplement, respectively.

         "DELAWARE BUSINESS TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss.ss. 3801, et seq., as may be amended from time to time.

         "DELAWARE TRUSTEE" means the Person identified as the "Delaware Trustee" in the preamble to this Declaration solely in its capacity as Delaware Trustee of the Trust heretofore formed and continued hereby and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as herein provided.

         "DEPOSITOR" has the meaning specified in the preamble to this Declaration.

         "DIRECT ACTION" has the meaning specified in Section 6.9.

         "DISTRIBUTION DATE" has the meaning specified in Section 4.1(a).

         "DISTRIBUTIONS" means amounts payable in respect of the Trust Securities as provided in Section 4.1. Distributions include, but are not limited to, Additional Sums and Additional Amounts.

         "EARLY DISSOLUTION EVENT" has the meaning specified in Section 9.2.

         "ESSEX" has the meaning specified in the preamble to this Declaration.

         "ESSEX COMMON STOCK" has the meaning specified in the preamble to this Declaration.

         "EVENT OF DEFAULT" means the occurrence of a Debenture Event of Default.

         "EXCHANGE ACT" means the Securities Exchange Act f 1934, as amended, and the rules and regulations promulgated thereunder.

         "EXCHANGE NOTICE" has the meaning specified in Section 4.4(b).

         "EXPIRATION DATE" has the meaning specified in Section 9.1.

         "GUARANTEE" means the Guarantee Agreement executed and delivered by the Depositor and American Stock Transfer & Trust Company, a New York corporation, as guarantee trustee, contemporaneously with the execution and delivery of this Declaration, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

         "HOLDER" or "SECURITYHOLDER" means a Person in whose name a Trust Security or Securities is registered in the Securities Register, such Person being a beneficial owner within the meaning of the Delaware Business Trust Act.

         "INDENTURE" means the Indenture, dated as of March 31, 1999, between the Depositor and the Indenture Trustee, relating to the Debentures, as amended or supplemented from time to time.

         "INDENTURE TRUSTEE" means American Stock Transfer & Trust Company, a New York corporation, as trustee under the Indenture, until a successor Indenture Trustee shall have become such pursuant to the applicable provisions of the Indenture, and thereafter "Indenture Trustee" shall mean such successor trustee and shall include each Person who is then an Indenture Trustee hereunder if at any time there is more than one such Person.

         "INVESTMENT COMPANY EVENT" means the receipt by the Property Trustee, on behalf of the Trust, of an Opinion of Counsel, rendered by a law firm having a recognized national tax and securities practice (which opinion shall not have been rescinded by such law firm), to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date hereof.

         "LIEN" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

         "LIQUIDATION AMOUNT" means an amount with respect to the assets of the Trust equal to $50 per Trust Security.

         "LIQUIDATION DATE" means each date on which Debentures or cash are to be distributed to Holders of Trust Securities in connection with a termination and liquidation of the Trust pursuant to Section 9.4.

         "LIQUIDATION DISTRIBUTION" has the meaning specified in Section 9.4(d).

         "MERGER AGREEMENT" has the meaning specified in the preamble to this Declaration.

         "1940 ACT" means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

         "NOTICE OF CONVERSION" means the notice given by a Holder of Trust Securities to the Conversion Agent directing the Conversion Agent to exchange such Holder's Trust Securities for Debentures and to convert such Debentures into Common Stock on behalf of such Holder.
Such notice is substantially in the form set forth in Exhibit D.

         "NYSE" means the New York Stock Exchange.

         "OFFICER'S CERTIFICATE" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer or the Secretary of the Depositor, and delivered to the Property Trustee. The officer signing an Officer's Certificate given pursuant to
Section 8.15 shall be the principal executive, financial or accounting officer of the Depositor. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

         (a) a statement that each officer signing the Officer's Certificate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officer's Certificate;

         (c) a statement that each officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor, and who may be an employee of any thereof, and who shall be reasonably acceptable to the Property Trustee. Any Opinion of Counsel delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

         (a) a statement that each individual signing the Opinion of Counsel has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each individual in rendering the Opinion of Counsel;

         (c) a statement that each individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         "OPTIONAL REDEMPTION PRICE" means, except as set forth below, with respect to the Trust Securities, the following cash redemption prices per share, plus an amount per share in cash equal to all accumulated and unpaid Distributions on such share, if any, pro rata to the date fixed for redemption if redeemed during the twelve-month period beginning April 1 of the year specified below:


YEAR                                                        REDEMPTION PRICE
----                                                        ----------------


2003......................................................     $52.550
2004......................................................     $52.125
2005......................................................     $51.700
2006......................................................     $51.275
2007......................................................     $50.850
2008......................................................     $50.425
and thereafter............................................     $50.000


         In the event of a redemption of Trust Securities as a result of an optional redemption of Debentures pursuant to Section 11.7(b) of the Indenture, the Optional Redemption Price shall be $52.975 per share, plus an amount per share in cash equal to all accumulated and unpaid Distributions on such share, if any, pro rata to the date fixed for redemption, provided that the product of
(i) the average Closing Price of a share of Common Stock, for any 10 consecutive trading days preceding the date of such call for redemption, multiplied by
(ii) the Conversion Rate, shall have equaled or exceeded $65.00 per share.

         "ORIGINAL DECLARATION" has the meaning specified in the recitals to this Declaration.

         "OUTSTANDING" when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Declaration, except:

         (a) Trust Securities theretofore canceled by the Securities Registrar or delivered to the Securities Registrar for cancellation or tendered for conversion;

         (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration; and

         (c) Trust Securities which have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to
Section 5.5, unless proof satisfactory to the Property Trustee is presented that any Trust Securities are held by Holders in whose hands such Trust Securities are valid, binding and legal obligations of the Trust.

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Trust Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, any Trust Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Trust Securities that such Trustee actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the Outstanding Trust Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Trust Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Securities Registrar the pledgee's right so to act with respect to such Trust Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

         "PAYING AGENT" means any paying agent or co-paying agent appointed pursuant to Section 5.9.

         "PERMITTED HOLDERS" has the meaning specified in the definition of Change of Control.

         "PERSON" means any individual, corporation, partnership, joint venture, trust, limited liability company, association, joint stock company, unincorporated organization or government or any agency or political subdivision thereof or other entity.

         "PREFERRED SECURITIES CERTIFICATE" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit C.

         "PREFERRED SECURITY" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $50 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "PROPERTY ACCOUNT" means a segregated, non-interest bearing corporate trust account maintained by the Property Trustee with Chase Manhattan Bank (or any successor appointed by the Property Trustee) in its trust department for the benefit of the Holders of the Trust Securities in which all amounts paid in respect of the Debentures will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Section 4.1.

         "PROPERTY TRUSTEE" means the Person identified as the "Property Trustee" in the preamble to this Declaration solely in its capacity as Property Trustee of the Trust heretofore formed and continued hereby and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

         "PURCHASER" has the meaning specified in the preamble to this Declaration.

         "REDEMPTION DATE" means, with respect to any Trust Security to be redeemed, each Debenture Redemption Date.

         "REDEMPTION PRICE" means, with respect to any Trust Security, $50 per Trust Security, plus accumulated and unpaid Distributions to the date of redemption.

         "RELEVANT RECORD DATE" has the meaning specified in Section 4.1(d).

         "RESPONSIBLE OFFICER" means any officer within the Corporate Trust Office of the Property Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer of the Property Trustee to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "SECURITIES REGISTER" and "SECURITIES REGISTRAR" have the respective meanings specified in Section 5.4.

         "SPECIAL EVENT" means a Tax Event or an Investment Company Event.

         "SUCCESSOR PROPERTY TRUSTEE" has the meaning specified in Section 8.9.

         "SUCCESSOR DELAWARE TRUSTEE" has the meaning specified in Section 8.9.

         "SUCCESSOR SECURITIES" has the meaning specified in Section 9.5.

         "TAX EVENT" means the receipt by the Property Trustee, on behalf of the Trust, of an Opinion of Counsel, rendered by a law firm having a national tax and securities practice (which opinion shall not have been rescinded by such law firm), to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date hereof, there is more than an insubstantial risk in each case after the date hereof that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income received or accrued on the Debentures,
(ii) interest paid by the Depositor on the Debentures is not, or within 90 days of the date thereof will not be, deductible by the Depositor when paid, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         "TRUST" means the Delaware business trust heretofore formed and continued hereby and identified on the cover page of this Declaration.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbb), as amended and as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "TRUST PROPERTY" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Property Account and (c) all proceeds and rights in respect of the foregoing to be held by the Property Trustee pursuant to the terms of this Declaration for the benefit of the Securityholders.

         "TRUST SECURITY" means any one of the Common Securities or the Preferred Securities.

         "TRUST SECURITIES CERTIFICATE" means any one of the Common Securities Certificate or the Preferred Securities Certificates.

         "TRUSTEES" means, collectively, the Property Trustee, the Delaware Trustee and the Administrative Trustees.

         "VOTING RIGHTS TRIGGERING EVENT" has the meaning specified in Section 6.2(a).

         "VOTING STOCK" has the meaning specified in the definition of Change of Control.


                                    ARTICLE 2

                           ESTABLISHMENT OF THE TRUST

         Section 2.1. NAME. The Trust heretofore formed and continued hereby shall be known as "SUPERIOR TRUST I", as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         Section 2.2. OFFICE OF THE DELAWARE TRUSTEE; PRINCIPAL PLACE OF BUSINESS. The address of the Delaware Trustee in the State of Delaware is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Depositor. The principal executive office of the Trust is c/o Superior TeleCom Inc., 1790 Broadway, New York, New York 10019.

         Section 2.3. ORGANIZATIONAL EXPENSES. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee; provided, however, that such expenses paid by any Trustee shall have been paid in accordance with the limitations enumerated in Section 2.5 hereof. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

         Section 2.4. SUBSCRIPTION AND PURCHASE OF DEBENTURES; ISSUANCE OF TRUST SECURITIES. Contemporaneously with the execution and delivery of this Declaration, the Administrative Trustees, on behalf of the Trust, shall subscribe for and purchase from the Depositor the Debentures, registered in the name of the Property Trustee (in its capacity as such), having an aggregate principal amount equal to $171,765,650, and in satisfaction of the purchase price thereof, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with

Section 5.2 and deliver to the Depositor (i) Preferred Securities Certificates, to be issued and delivered to holders of the outstanding shares of Essex Common Stock in accordance with the procedures described in Section 2.07 of the Merger Agreement, in an aggregate amount of 3,332,254 Preferred Securities having an aggregate Liquidation Amount of $166,612,700 and (ii) a Common Securities Certificate, registered in the name of the Depositor, in an amount of 103,059 Common Securities having an aggregate Liquidation Amount of $5,152,950.

         Section 2.5. DECLARATION OF TRUST; INTENT CLAUSE. The exclusive purposes and functions of the Trust are (a) to issue the Trust Securities in consideration for the Debentures, (b) to distribute the Trust's income as provided in this Declaration and (c) to engage in only those other activities necessary or incidental thereto, including, without limitation, those activities specified in Sections 2.6(a), 2.6(c), 8.1 and 8.3. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust. It is the intent of the parties hereto that the Trust qualify as a grantor trust for United States federal income tax purposes. Securityholders, by their receipt of Trust Securities in accordance with the terms of the Merger Agreement, agree to treat the Trust as such in all tax and accounting filings. Any ambiguity in this Agreement shall be interpreted in a manner consistent with such classification. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers of, nor shall the Delaware Trustee have any of the duties and responsibilities of, the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be a Trustee of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act. In the event the Delaware Trustee shall at any time be required to take any action or perform any duty under this Declaration, the Delaware Trustee shall be entitled to the benefits of Sections 8.1 and 8.3. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

         Section 2.6. AUTHORIZATION TO ENTER INTO CERTAIN TRANSACTIONS. (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in Section 2.5 and paragraph (b) of this Section 2.6, and in accordance with the following provisions (i) and (ii), the Property Trustee and the Administrative Trustees shall have the exclusive power and authority, and are hereby authorized and directed to, cause the Trust to engage in the following activities:

               (i) As among the Trustees, each Administrative Trustee shall have the power and authority and is hereby authorized and directed to act on behalf of the Trust with respect to the following matters:

                    (A) to execute, deliver and issue the Trust Securities;
               provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities; and, provided, further, that there shall be no interests in the Trust other than the Trust Securities; and, provided, further, that the issuance of Trust Securities shall be limited to the issuance of both Preferred Securities and Common Securities on or promptly after the Closing Date, subject to the issuance of Trust Securities pursuant to Section 5.5 and Successor Securities pursuant to Section 9.5;

                    (B) to acquire the Debentures as provided herein; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Securityholders;

                    (C) to cause the Trust to enter into, and to execute,
               deliver and perform on behalf of the Trust, any agreement or instrument (including, without limitation, such certificates and cross-receipts as may be necessary in connection with the issuance of the Trust Securities and the purchase of the Debentures) as such Administrative Trustee deems necessary or incidental to the purposes and function of the Trust;

                    (D) to assist in the qualification of this Declaration as a trust indenture under the Trust Indenture Act, and to cause the Trust to take any action deemed in such Administrative Trustee's discretion to be necessary, advisable or convenient to comply with the Trust's obligations under the Trust Indenture Act;

                    (E) to appoint a Paying Agent, Conversion Agent,
               authenticating agent and a Securities Registrar in accordance with this Declaration;

                    (F) to the extent provided in this Declaration, to wind up the affairs of and liquidate the Trust and prepare, execute and file the certificate of cancellation with the Secretary of State of the State of Delaware;

                    (G) to execute on behalf of the Trust (either acting alone or together with any other Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Declaration; and

                    (H) to take any action incidental to the foregoing as the
               Administrative Trustees may from time to time determine in their discretion is necessary, advisable or convenient to give effect to the terms of this Declaration, including, but not limited to:

                         (i) causing the Trust not to be deemed to be an
                    "investment company" required to be registered under the 1940 Act;

                         (ii) causing the Trust not to be classified for United
                    States federal income tax purposes as a corporation; and

                         (iii) cooperating with the Depositor to ensure that the
                    Debentures will be treated as indebtedness of the Depositor for United States federal income tax purposes; provided that such action does not adversely affect in any material respect the interests of Securityholders, except as otherwise provided in Section 10.2(a).

               (ii) As among the Trustees, the Property Trustee shall have the power and authority and is hereby authorized and directed to act on behalf of the Trust with respect to the following matters:

                    (A) the establishment of the Property Account;

                    (B) to authenticate Preferred Securities delivered to it for authentication by or on behalf of an Administrative Trustee;

                    (C) the receipt of and taking title to the Debentures;

                    (D) the collection in the Property Account of interest,
               principal and any other payments made in respect of the Debentures;

                    (E) the distribution from the Trust Property of amounts owed to the Securityholders in respect of the Trust Securities pursuant to this Declaration;

                    (F) the exercise of all of the rights, powers and privileges of a holder of the Debentures;

                    (G) the sending of notices of default, other notices and
               other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Declaration;

                    (H) the distribution of the Trust Property in accordance
               with the terms of this Declaration;

                    (I) to the extent provided in this Declaration, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                    (J) the taking of any action incidental to the foregoing
               (including executing any certificate or acknowledgment of the Property Trustee's receipt of the Debentures) as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder);

                    (K) subject to this Section 2.6(a)(ii), the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 2.6(a)(i);

                    (L) to act as Paying Agent, Conversion Agent and/or
               Securities Registrar to the extent appointed as such hereunder;
               and

                    (M) to appoint an authenticating agent in accordance with
               this Declaration.

         (b) So long as this Declaration remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trust shall not, the Trustees shall not and the Administrative Trustees shall cause the Trust not to (i) invest any proceeds received by the Trust from holding the Debentures (rather, the Trustees shall distribute all such proceeds to the Securityholders pursuant to the terms of this Declaration and the Trust Securities), acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that, to such Trustee's actual knowledge, would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes, (iv) make any loans or incur any indebtedness for borrowed money or issue any other debt, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (vi) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever except as permitted by the terms of this Declaration, or (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interests of the Trust or the Securityholders in their capacity as Securityholders.

         (c) In connection with the issue of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following actions (and any actions taken by the Depositor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

               (i) to cause the Trust to file, at the expense of the Depositor, with the Commission and to execute on behalf of the Trust a registration statement on the appropriate form in relation to the Preferred Securities, including any amendments thereto;

               (ii) to determine the states and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the

          Trust, and advise the Trustees of actions which they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such states and foreign jurisdictions;

               (iii) to the extent the Administrative Trustees deem necessary, to prepare for filing by the Trust with the Commission and to execute on behalf of the Trust a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto (it being understood that neither the Trust nor the Depositor has any obligation under the Indenture, the Merger Agreement or the Declaration to register any Trust Securities under the Exchange Act);

               (iv) to cause the Trust to enter into, and execute, deliver and perform on behalf of the Trust, any agreements as may be necessary or incidental to the purposes and functions of the Trust; and

               (v) any other actions necessary or incidental to carry out any of the foregoing activities.

         (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act or be taxed as a corporation for United States federal income tax purposes and so that the Debentures will be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Declaration, that each of the Depositor and the Administrative Trustees determines in their discretion to be necessary or desirable for such purposes, so long as such action does not adversely affect in any material respect the interests of the Holders of the Preferred Securities, except as otherwise provided in Section 10.2(a).

         Section 2.7. ASSETS OF TRUST. The assets of the Trust shall consist of only the Trust Property.

         Section 2.8. TITLE TO TRUST PROPERTY. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Declaration. The Securityholders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

                                    ARTICLE 3

                                PROPERTY ACCOUNT

         Section 3.1. PROPERTY ACCOUNT. (a) On or prior to the Closing Date, the Property Trustee shall establish the Property Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Property Account for the purpose of making deposits in and withdrawals from the Property Account in accordance with this Declaration. All monies and other property deposited or held from time to time in the Property Account shall be held by the Property Trustee in the Property Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

         (b) The Property Trustee shall deposit in the Property Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Property Account shall not be invested by the Property Trustee pending distribution thereof.


                                    ARTICLE 4

                 DISTRIBUTIONS; REDEMPTION; EXCHANGE; CONVERSION

         Section 4.1. DISTRIBUTIONS. (a) Distributions on the Trust Securities will accumulate, without interest, from March 31, 1999, or the most recent Distribution Date to which Distributions have been paid in full, and, except in the event that the Depositor exercises its right to defer the payment of amounts due under the Debentures pursuant to the Indenture, shall be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on June 15, 1999 (which dates correspond to the interest payment dates on the Debentures), to the holders of record of the Trust Securities on the Relevant Record Date, when, as and if available for payment by the Property Trustee, as further described in paragraph (c) of this Section 4.1. In the event any date on which Distributions are payable on the Trust Securities is not a Business Day, the payment of such Distributions payable on such date shall be made on the next succeeding day that is a Business Day and without any additional Distributions or other payment in respect of any such delay, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the relevant Distribution payment date (each date on which Distributions are payable in accordance with this Section 4.1(a), a "DISTRIBUTION DATE"). The right of any Holder to receive payment of a Distribution on any Distribution Date shall be subject to the provisions of
Section 2.07(c) of the Merger Agreement.

         (b) The Trust Securities represent undivided beneficial interests in the Trust Property, and the Distributions on the Trust Securities shall be payable at the rate of 8 1/2% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. For periods less than three months, Distributions shall reflect interest on Debentures computed on the basis of the actual number of elapsed days in such period based on 30-day months. The amount of Distributions payable for any period shall include any accrued and unpaid Additional Sums and Additional Amounts, if any.

         (c) Distributions on the Trust Securities shall be made by the Property Trustee from the Property Account and shall be payable on each Distribution Date only to the extent that the Trust has funds actually received by the Property Trustee and then on hand and available in the Property Account for the payment of such Distributions.

         (d) Distributions on the Trust Securities with respect to a Distribution Date or Redemption Date, if applicable, shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the date which is the fifteenth day (whether or not a Business Day) next preceding such Distribution Date or Redemption Date (the "RELEVANT RECORD DATE"). Subject to Section 4.6 hereof, all Distributions shall be made pro rata.

         Section 4.2. REDEMPTION. (a) Upon an optional redemption (as provided for in the Indenture) of Debentures, the proceeds from such redemption to the extent actually received by the Property Trustee shall be applied to redeem Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed by the Depositor, including pursuant to Section 4.4, at the Optional Redemption Price, and upon a mandatory redemption (as set forth in the Indenture) of Debentures, the proceeds from such redemption shall be applied to redeem Trust Securities, pro rata, having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed by the Depositor, at the Redemption Price. The Trust shall not redeem less than all of the Trust Securities at any time Outstanding until all accrued and unpaid Distributions upon all Preferred Securities then Outstanding shall have been paid.

         (b) Notice of any redemption of Trust Securities shall be prepared by or on behalf of the Administrative Trustees and delivered to the Property Trustee, and shall then be given by the Property Trustee by first-class mail, postage prepaid, mailed to the Depositor and each Holder of Trust Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date, at such Holder's address as it appears in the Securities Register. All notices of redemption shall state:

               (i) the Redemption Date;

               (ii) the Redemption Price or the Optional Redemption Price, as the case may be;

               (iii) the applicable CUSIP number;

               (iv) if less than all of the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed in accordance with
          Section 4.2(e);

               (v) that a Holder of Trust Securities who desires to convert such Trust Securities called for redemption must satisfy the requirements for conversion contained in Section 4.3 below, (B) the Conversion Rate and (C) that the right of Holders of Trust Securities being redeemed to exercise their conversion right shall terminate as to such Trust Securities at the close of business on the date that is 10 days prior to the Redemption Date (provided that no default in the payment of the Redemption Price or the Optional Redemption Price, as the case may be, shall have occurred and be continuing);

               (vi) that on the Redemption Date the Redemption Price or the Optional Redemption Price, as the case may be, will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after said date; and

               (vii) the place or places where such Trust Securities are to be surrendered for payment of the Redemption Price or the Optional Redemption Price, as the case may be.

         (c) Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the Holder of Trust Securities receives such notice; and failure to give such notice by mail, or any defect in such notice, to the Holders of any Trust Securities designated for redemption shall not affect the validity of the proceedings for the redemption of any other Trust Securities.

         (d) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price or the Optional Redemption Price, as the case may be, with the proceeds from the contemporaneous redemption of Debentures. Redemption of the Trust Securities shall be made and the Redemption Price or the Optional Redemption Price, as the case may be, shall be payable on each Redemption Date only to the extent that the Trust has funds actually received by the Property Trustee and then on hand and available in the Property Account for the payment of such Redemption Price or the Optional Redemption Price, as the case may be, and if the Trust does not have sufficient funds, then such funds shall be applied to redeem such Trust Securities as the Property Trustee may select, pro rata, by lot or in such other manner as the Property Trustee determines.

         (e) If the Property Trustee gives a notice of redemption in respect of any Trust Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(d), the Property Trustee shall irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price or Optional Redemption Price, as the case may be, on such Trust Securities and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price or the Optional Redemption Price, as the case may be, to the Holders thereof upon surrender of their Trust Securities Certificates. On or after the Redemption Date, each Holder of Trust Securities called for redemption shall surrender the Trust Securities Certificate

(or Certificates) evidencing such Trust Securities to the Paying Agent at the place designated in the notice of redemption and shall thereupon be entitled to receive payment of the Redemption Price or the Optional Redemption Price, as the case may be. If fewer than all the Trust Securities represented by any such surrendered Trust Securities Certificate (or Certificates) are redeemed, a new Trust Securities Certificate shall be issued representing the unredeemed Trust Securities. If, on the Redemption Date, funds necessary for the redemption shall be available therefor and shall have been irrevocably deposited as provided above, then, notwithstanding that the Trust Securities Certificates evidencing Trust Securities so called for redemption shall not have been surrendered, the Distributions with respect to the Trust Securities so called shall cease to accrue after the Redemption Date, the Trust Securities shall no longer be deemed Outstanding, the Holders thereof shall cease to be Securityholders, and all rights whatsoever with respect to the Trust Securities so called for redemption (except the right of the Holders to receive the Redemption Price or the Optional Redemption Price, as the case may be, without interest, upon surrender of their Trust Securities Certificates therefor) shall terminate. Any monies deposited with the Paying Agent pursuant to this paragraph and unclaimed at the end of one year from the Redemption Date shall, to the extent permitted by law, be returned to the Trust, after which the Holders of Trust Securities so called for redemption shall look only to the Trust for the payment thereof. In the event that any date fixed for redemption of Trust Securities is not a Business Day, then payment of the Redemption Price or the Optional Redemption Price, as the case may be, payable on such date shall be made on the next succeeding day which is a Business Day (without interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date.

         (f) If less than all the Outstanding Preferred Securities are to be redeemed on a Redemption Date, then the particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, pro rata, by lot or by such other method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $50 or an integral multiple of $50 in excess thereof) of the Liquidation Amount of the Preferred Securities. The Property Trustee shall promptly notify the Securities Registrar and the Conversion Agent (unless the Property Trustee is then serving as the Securities Registrar and Conversion Agent) in writing of the Preferred Securities selected for partial redemption and, in the case of any Preferred Securities selected for redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Trust Securities shall relate, in the case of any Trust Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Trust Securities which has been or is to be redeemed. In the event of any redemption in part, the Trust shall not be required to
(i) issue, or register the transfer of or exchange of, any Preferred Security during a period beginning at the opening of business 15 days before any selection of the Preferred Securities to be redeemed and ending at the close of business on the earliest date in which the relevant notice of redemption is deemed to have been given to all Holders of Preferred Securities to be so redeemed pursuant to Section 10.8 or (ii) register the transfer of or exchange of any Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Preferred Securities being redeemed in part.

         (g) This Section 4.2 does not apply to any redemption of the Debentures pursuant to Section 11.9 of the Indenture, which redemption is the subject of
Section 4.5.

         Section 4.3. CONVERSION. The Holders of Trust Securities, subject to this Section 4.3, shall have the right at any time after six months following the first date of original issuance of the Trust Securities, but not later than the close of business on the date which is 10 days preceding the date fixed for redemption thereof in any notice of redemption given pursuant to the provisions of Section 4.2(b) hereof if there is no default in payment of the Redemption Price or Optional Redemption Price, as the case may be, at their option, to cause the Conversion Agent to convert any or all of their Trust Securities, on behalf of the converting Holders, into shares of Common Stock in the manner described herein on and subject to the following terms and conditions:

         (a) The Trust Securities will be convertible into fully paid and nonassessable shares of Common Stock (and, if applicable, other securities, cash or property) pursuant to the Holder's direction to the Conversion Agent to exchange such Trust Securities for a portion of the Debentures equal in principal amount to the aggregate Liquidation Amount of the Trust Securities to be converted, and to immediately convert such amount of Debentures into that number of fully paid and nonassessable shares of Common Stock (calculated to the nearest 1/100th of a share) as shall be equal to the Conversion Rate in effect at the time of conversion. Trust Securities may initially be converted into full shares of Common Stock at the rate of 1.1161 shares of Common Stock for each Trust Security, subject to the adjustments set forth in Sections 13.3 and 13.4 of the Indenture (the "CONVERSION RATE").

         (b) In order to convert Trust Securities into Common Stock, the Holder of such Trust Securities shall submit to the Conversion Agent an irrevocable Notice of Conversion (in substantially the form of Exhibit D hereto) to convert Trust Securities on behalf of such Holder, together with Trust Securities Certificates representing Trust Securities to be converted, duly endorsed in blank or accompanied by proper instruments of transfer. The Notice of Conversion shall (i) set forth the number of Trust Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Trust Securities for a portion of the Debentures equal in principal amount to the aggregate Liquidation Amount of the Trust Securities to be converted (at the Conversion Rate) and (b) to immediately convert such Debentures, on behalf of such Holder, into Common Stock and, if applicable, other securities, cash or property (at the Conversion Rate). The Conversion Agent shall notify the Property Trustee of the Holder's election to exchange Trust Securities for a portion of the Debentures held by the Property Trustee and the Property Trustee shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this
Section 4.3. The Conversion Agent shall thereupon notify the Depositor of the Holder's election to convert such Debentures into shares of Common Stock.

         (c) Except as described herein or in the Indenture, no payment or adjustment is to be made on conversion for accrued and unpaid Distributions on the Trust Securities, including as a result of the Depositor's exercise of its right to defer payment of amounts due under the Debentures pursuant to the Indenture or otherwise, or for dividends on the Common Stock issued on conversion. The Holder of record of Trust Securities on a Relevant Record Date with respect to the payment of a Distribution on the Trust Securities will be entitled to receive the Distribution on such Trust Securities on the corresponding Distribution Date notwithstanding the conversion of such Trust Securities after such Relevant Record Date or any default by the Trust in the payment of the Distribution on that Distribution Date. Notwithstanding the foregoing, Trust Securities surrendered for conversion during the period from the close of business on any Relevant Record Date for the payment of a Distribution on the Trust Securities to the opening of business on the corresponding Distribution Date (except Trust Securities called for redemption on a Redemption Date during such period) must be accompanied by payment by the Holder of record on the Relevant Record Date of an amount equal to the Distribution payable on such Distribution Date. The Distribution with respect to Trust Securities called for redemption on a Redemption Date during the period from the close of business on a Relevant Record Date with respect to the payment of a Distribution on the Trust Securities to the opening of business on the corresponding Distribution Date will be payable on that Distribution Date to the Holder of record of such Trust Securities on such Relevant Record Date notwithstanding the conversion of the Trust Securities after the Relevant Record Date and prior to the Distribution Date, and the Holder of record of such Trust Securities on such Relevant Record Date need not include a payment of such Distribution amount upon surrender of such Trust Securities for conversion. Holders of record of Trust Securities on a Relevant Record Date with respect to the payment of a Distribution on the Trust Securities who convert their Trust Securities on or after the corresponding Distribution Date will receive the Distribution payable by the Trust on that date and need not include payment in the amount of the Distribution upon surrender of such Trust Securities for conversion.

         (d) Trust Securities shall be deemed to have been converted upon the surrender of Trust Securities Certificates representing such Trust Securities (the "CONVERSION DATE"). On the Conversion Date, the Person or Persons converting shall be deemed to be the holder or holders of record of the Common Stock issuable upon conversion of the Debentures, and all rights with respect to the Trust Securities surrendered shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other property as provided herein or in the Indenture (including the provisions of Section 4.3(c)). As promptly as practicable on or after the Conversion Date, the Depositor shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same in accordance with Section 4.3(f), and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

         (e) Each Holder of a Trust Security by its acceptance thereof initially appoints the Property Trustee as conversion agent (the "CONVERSION AGENT") for the purpose of effecting the conversion of Trust Securities in accordance with this Section 4.3. In effecting the conversion described in this Section 4.3, the Conversion Agent shall be acting as agent of the

Holders of Trust Securities directing it to effect such conversion. The Conversion Agent is hereby authorized (i) to exchange Trust Securities from time to time for Debentures held by the Trust in connection with the conversion of such Trust Securities in accordance with this Section 4.3 and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Section
4.3 and to deliver to the Property Trustee any new Debenture or Debentures for any resulting unconverted principal amount delivered to the Conversion Agent by the Indenture Trustee.

         (f) No fractional shares of Common Stock will be issued as a result of conversion, but, in lieu thereof, such fractional interest will be paid in cash by the Depositor to the Conversion Agent in an amount equal to the product of
(i) the Closing Price of a share of Common Stock on the last trading day before the Conversion Date and (ii) such fraction of a share, and the Conversion Agent will in turn make such payment to the Holder or Holders of Trust Securities so converted.

         (g) Nothing in this Section 4.3 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Declaration or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings, except that such amounts will not be withheld if Securityholders satisfy the Property Trustee in its sole discretion that no taxes are due.

         (h) The provisions of this Declaration, including Sections 8.1, 8.3 and 8.6, shall apply to the Property Trustee also in its capacity as Conversion Agent.

         Section 4.4. SPECIAL EVENT EXCHANGE. (a) If a Special Event shall occur and be continuing, the Administrative Trustees shall direct the Conversion Agent to exchange all Outstanding Trust Securities for Debentures having a principal amount equal to the aggregate Liquidation Amount of the Trust Securities to be exchanged and to dissolve the Trust; provided, however, that, in the case of a Tax Event, the Depositor shall have the right to direct that less than all, or none, as appropriate, of the Trust Securities be so exchanged if and for so long as the Depositor shall have elected to pay any Additional Sums such that the net amount received by Holders of Trust Securities not so exchanged in respect of Distributions is not reduced as a result of such Tax Event, and shall not have revoked any such election or failed to make such payments.

         (b) Notice of any exchange pursuant to this Section 4.4 (an "EXCHANGE NOTICE") of the Trust Securities, which Exchange Notice shall be irrevocable, will be given by the Property Trustee by first-class mail, postage prepaid, to the Depositor and to each record Holder of Trust Securities to be exchanged not fewer than 30 nor more than 60 days prior to the date fixed for exchange thereof. For purposes of the calculation of the date of exchange and the dates on which notices are given pursuant to this paragraph (b), an Exchange Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to each Holder. Each Exchange Notice shall be addressed to each Holder of Trust Securities at the address of such Holder appearing in the Securities Register. Each Exchange Notice shall state: (A) the exchange date; (B) the aggregate Liquidation Amount of the Trust Securities to be exchanged and the aggregate principal amount of the Debentures to be exchanged therefor; (C) that on the exchange date the Trust Securities to be so exchanged shall be exchanged for Debentures and that Distributions on the Trust Securities so exchanged will cease to accumulate on and after said date; and (D) the identity of the Conversion Agent, if any, and the place or places where each Trust Securities Certificate to be exchanged is to be surrendered in exchange for Debentures. No defect in the Exchange Notice or in the mailing thereof with respect to any Trust Security shall affect the validity of the exchange proceedings for any other Trust Security.

         (c) In the event that fewer than all the Outstanding Preferred Securities are to be exchanged, then, on the exchange date, the particular Preferred Securities to be exchanged will be selected by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption or exchange on a pro rata basis (based on Liquidation Amounts). Any Preferred Securities Certificate that is to be exchanged only in part shall be surrendered with due endorsement or by a written instrument of transfer fully executed by the Holder thereof (or its attorney duly authorized in writing) and the Administrative Trustees shall prepare and the Property Trustee shall authenticate and deliver to such Holder, without service charge, a new Preferred Securities Certificate or Certificates in aggregate stated Liquidation Amount equal to, and in exchange for, the unexchanged portion of the Preferred Securities Certificate so surrendered. The Common Securities shall be exchanged in a similar manner.

         (d) In the event of an exchange pursuant to this Section 4.4, on the date fixed for any such exchange, (i) the Preferred Securities Certificates representing the Preferred Securities to be so exchanged will be deemed to represent Debentures having a principal amount equal to the aggregate stated Liquidation Amount of such Preferred Securities until such certificates are presented to the Conversion Agent for exchange for definitive certificates representing Debentures and (ii) all rights of the Holders of the Preferred Securities so exchanged will cease, except for the right of such Holders to receive Debentures. The Common Securities shall be exchanged in a similar manner.

         (e) Each Holder, by becoming a party to this Declaration pursuant to
Section 10.11 of this Declaration, will be deemed to have agreed to be bound by these exchange provisions in regard to the exchange of Trust Securities for Debentures pursuant to the terms described above.

         (f) Nothing in this Section 4.4 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Declaration or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

         Section 4.5.      NO SINKING FUND; REDEMPTION UPON CHANGE OF CONTROL.

         (a) Subject to Section 4.5(b), the Preferred Securities shall not be subject to the operation of a purchase, retirement or sinking fund.

         (b) If the Trust is the record holder of the Debentures, then, in the event of a Change of Control, the Trust will, to the extent of funds legally available therefor and subject to the prior payment in full of all other obligations of the Trust and the Depositor that are then due or become due as a result of such Change of Control (or similar event), make an offer to redeem (the "CHANGE OF CONTROL OFFER") all of the then Outstanding Preferred Securities at a purchase price in cash equal to 101% of the Liquidation Amount thereof, plus accrued and unpaid Distributions, to the date of redemption. Notice of the Change of Control Offer shall be prepared by or on behalf of the Administrative Trustees and delivered to the Property Trustee, and shall be given by the Property Trustee within 30 days following the occurrence of any Change of Control, by first-class mail, postage prepaid, to the Holders of record of the Preferred Securities, addressed to such Holders at their last address as shown on the Securities Register. Such notice shall state: (i) that a Change of Control has occurred and that the Holders of the Preferred Securities have the right to require the Trust to redeem all or a portion of their Preferred Securities at a purchase price in cash equal to 101% of the Liquidation Amount thereof, plus accrued and unpaid Distributions (the "CHANGE OF CONTROL REDEMPTION PRICE") to the date of purchase (the "CHANGE OF CONTROL PURCHASE DATE"), which shall be a Business Day, specified in such notice, that is not earlier than 30 days or later than 60 days from the date such notice is mailed; (ii) the then effective Conversion Rate; (iii) that payment will be made upon presentation and surrender of the Preferred Securities Certificates; (iv) that accrued but unpaid Distributions to the Change of Control Purchase Date will be paid; (v) that on and after the Change of Control Purchase Date, Distributions will cease to accrue on such Preferred Securities so redeemed; and
(vi) such other information as is specified in Section 4.2(b).

         (c) Any notice of a Change of Control Offer which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not a Holder of Preferred Securities receives such notice. On or after the date fixed for redemption as stated in such notice of a Change of Control Offer, each Holder of Preferred Securities electing to accept such Change of Control Offer shall surrender the Preferred Securities Certificate (or Certificates) evidencing such Preferred Securities to the Paying Agent at the place designated in such notice and shall thereupon be entitled to receive payment of the Change of Control Redemption Price. If the Holder elects to have redeemed fewer than all the Preferred Securities represented by any such surrendered Preferred Securities Certificate (or Certificates), a new Preferred Securities Certificate shall be issued representing the unredeemed Preferred Securities.

         (d) The Preferred Securities redeemed on each Change of Control Purchase Date shall be redeemed at the Change of Control Redemption Price with the proceeds from the contemporaneous redemption of Debentures, as provided in
Section 11.9(d) of the Indenture, which proceeds shall be deposited with the Paying Agent by the Property Trustee promptly upon their receipt. Redemption of Preferred Securities shall be made and the Change of Control Redemption Price shall be payable on each Change of Control Purchase Date only to the extent that the Trust has funds actually received by the Property Trustee and then on hand and available in the Property Account for the payment of such Change of Control Redemption Price, and if the Trust does not have sufficient funds, then such funds shall be applied to redeem such Preferred Securities as the Property Trustee may select, pro rata, by lot or in such other manner as the Property Trustee determines.

         Section 4.6. SUBORDINATION OF COMMON SECURITIES. On any Distribution Date, no payment of any Distribution on any Common Security shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on Preferred Securities then due and payable. No redemption, repurchase, exchange or conversion of the Common Securities shall be effected at any time that Preferred Securities are Outstanding.

         Section 4.7. PAYMENT PROCEDURES. Payments in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto at such address as shall appear on the Securities Register. Payments, if any, in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

         Section 4.8. TAX RETURNS AND REPORTS. The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared or filed) Form 1041 or the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Holder a Form 1099 or the appropriate Internal Revenue Service form required to be furnished to such Holder or the information required to be provided on such form. The Administrative Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Administrative Trustees and the Property Trustee shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

         Section 4.9. PAYMENT OF TAXES, DUTIES, ETC. OF THE TRUST. Upon receipt under the Debentures of Additional Sums, the Property Trustee, upon receipt of written notice from the Depositor or the Administrative Trustees, shall promptly pay from such Additional Sums any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

         Section 4.10. PAYMENTS UNDER INDENTURE. Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder has directly received pursuant to Section 5.8 of the Indenture in accordance with the terms of Section 6.8 hereof.

                                    ARTICLE 5

                          TRUST SECURITIES CERTIFICATES

         Section 5.1. INITIAL OWNERSHIP. Upon the formation of the Trust and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Depositor shall be the sole beneficial owner of the Trust.

         Section 5.2. THE TRUST SECURITIES CERTIFICATES. The Preferred Securities Certificates shall be issued in minimum denominations of $50 Liquidation Amount and integral multiples of $50 in excess thereof, and the Common Securities Certificate shall be issued in an aggregate Liquidation Amount of $5,152,950. The Depositor directs that the Preferred Securities Certificates shall not be registered in the name of the Depositor, but that such Preferred Securities Certificates shall be issued and delivered to holders of the outstanding shares of Essex Common Stock in accordance with the procedures described in Section 2.07 of the Merger Agreement. The Preferred Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee and shall be authenticated by the Property Trustee. The Common Securities Certificate shall be executed on behalf of the Trust by manual signature of at least one Administrative Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Declaration, notwithstanding the fact that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.4.

         Section 5.3. DELIVERY OF TRUST SECURITIES CERTIFICATES. Promptly after the Closing Date, the Administrative Trustees shall cause the Trust Securities Certificates, bearing the facsimile signature of one of the Administrative Trustees, to be delivered to the Property Trustee for original issue.

         A Preferred Security Certificate shall not be valid until placement of the appropriate authorized denomination thereon and authentication by the manual signature of an authorized signatory of the Property Trustee and shall be dated as of the date of such authentication. The signature shall be conclusive evidence that the Trust Security Certificate has been authenticated under this Declaration. The Property Trustee shall authenticate the Trust Security Certificates for original issue at such times and in accordance with the provisions of Section 2.07(b) of the Agreement and Plan of Merger, dated as of October 21, 1998, among the Depositor, SUT Acquisition Corp. and Essex International Inc., as amended.

         The Property Trustee may appoint an authenticating agent acceptable to the Administrative Trustees to authenticate Preferred Security Certificates. An authenticating agent may authenticate Preferred Security Certificates whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Depositor or an Affiliate with respect to the authentication of Preferred Securities.

         Section 5.4. REGISTRATION OF TRANSFER AND EXCHANGE OF PREFERRED SECURITIES; RESTRICTIONS ON TRANSFER. The Securities Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.8, a register in which, subject to such reasonable regulations as it may prescribe, the Securities Registrar shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to Section
5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided (such register is herein sometimes referred to as the "SECURITIES REGISTER"). The Property Trustee shall be the initial Securities Registrar. The provisions of this Declaration, including Sections 8.1, 8.3 and 8.6, shall apply to the Property Trustee in its role as Securities Registrar.

         Upon surrender for registration of transfer of any Preferred Security at an office or agency of the Securities Registrar designated pursuant to
Section 5.8 for such purpose, an Administrative Trustee shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, and subject to the other provisions of this Section 5.4, Preferred Securities may be exchanged for other Preferred Securities of any authorized denomination and of a like Liquidation Amount upon surrender of the Preferred Securities to be exchanged at any such office or agency of the Securities Registrar. Whenever any Preferred Securities are so surrendered for exchange, an Administrative Trustee shall execute, and the Property Trustee shall authenticate and deliver, the Preferred Securities which the Holder making the exchange is entitled to receive.

         All Preferred Securities issued upon any registration of transfer or exchange of Preferred Securities shall be entitled to the same benefits under this Declaration as the Preferred Securities surrendered upon such transfer or exchange.

         Every Preferred Security presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Depositor and the Securities Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates, other than exchanges pursuant to Sections 4.2(d) and 4.4.

         Section 5.5. MUTILATED, DESTROYED, LOST OR STOLEN TRUST SECURITIES CERTIFICATES. If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a protected purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available to the Property Trustee for authentication in the case of the Preferred Securities Certificates and delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, and the Property Trustee shall authenticate, a new Trust Securities Certificate of like denomination. In connection with the issuance of any new Trust Securities Certificate under this
Section 5.5, the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicative Trust Securities Certificate issued pursuant to this Section 5.5 shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

         The provisions of this Section 5.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Trust Securities.

         Section 5.6. PERSONS DEEMED SECURITYHOLDERS. The Property Trustee and the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Property Trustee nor the Securities Registrar shall be bound by any notice to the contrary.

         Section 5.7. ACCESS TO LIST OF SECURITYHOLDERS' NAMES AND ADDRESSES. The Administrative Trustees or the Depositor shall furnish or cause to be furnished (unless the Property Trustee is acting as Securities Registrar with respect to the Trust Securities under the Declaration) a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date (a) to the Property Trustee, quarterly at least five Business Days before each Distribution Date, and (b) to the Property Trustee, promptly after receipt by the Depositor of a request therefor from the Property Trustee in order to enable the Property Trustee to discharge its obligations under this Declaration, in each case to the extent such information is in the possession or control of the Administrative Trustees or the Depositor and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee in its capacity as Securities Registrar. The rights of Securityholders to communicate with other Securityholders with respect to their rights under this Declaration or under the Trust Securities, and the corresponding rights of the Property Trustee, shall be as provided in the Trust Indenture Act, except to the extent Section 3819 of the Delaware Business Trust Act would require greater access to such information, in which case the latter shall apply. Each Holder, by receiving and holding a Trust Securities Certificate, shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 5.8. MAINTENANCE OF OFFICE OR AGENCY. The Securities Registrar shall maintain an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Securities Registrar initially designates 40 Wall Street, New York, New York 10005 as its principal corporate trust office for such purposes. The Securities Registrar shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any office or agency maintained by the Securities Registrar.

         Section 5.9. APPOINTMENT OF PAYING AGENT. The Trust shall maintain an office or agency (the "PAYING AGENT") where the Trust Securities may be presented for payment. The Paying Agent shall make Distributions to Securityholders from the Property Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Property Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Declaration in any material respect. The Paying Agent shall initially be the Property Trustee and any co-paying agent chosen by the Property Trustee and acceptable to the Administrative Trustees and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Depositor. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor, which is acceptable to the Property Trustee and the Depositor, to act as Paying Agent (which shall be a bank or trust company). Each successor Paying Agent or any additional Paying Agent shall agree with the Trustees that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to each Securityholder. The Paying Agent shall return all unclaimed funds to the Property Trustee, and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of this Declaration, including Sections 8.1, 8.3 and 8.6, shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Declaration to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         Section 5.10. OWNERSHIP OF COMMON SECURITIES BY DEPOSITOR. On the Closing Date, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. Except in connection with mergers or consolidations provided for in Section 8.1 of the Indenture, any attempted transfer of the Common Securities shall be void. The Administrative Trustees shall cause a single Common Securities Certificate representing the Common Securities to be issued to the Depositor containing a legend stating: "THIS COMMON SECURITY HAS NOT

BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO SECTION 8.1 OF THE INDENTURE, DATED AS OF MARCH 31, 1999, BETWEEN SUPERIOR TELECOM INC. AND AMERICAN STOCK TRANSFER & TRUST COMPANY, AS INDENTURE TRUSTEE."

         Section 5.11. RIGHTS OF SECURITYHOLDERS. The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.8, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities, and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The Trust Securities shall have no preemptive or similar rights to subscribe for additional Trust Securities and, when issued and delivered to Securityholders, will be validly issued, fully paid and non-assessable beneficial interests in the assets of the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.


                                    ARTICLE 6

                    ACT OF SECURITYHOLDERS; MEETINGS; VOTING;
                          AMENDMENT OF THE DECLARATION

         Section 6.1. LIMITATIONS ON VOTING RIGHTS. (a) Except as provided in this Section 6.1 and Sections 8.9 and 10.2, in the Indenture, in the Guarantee and as otherwise required by law or by the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

         (b) (i) The Declaration may be amended from time to time by the Depositor and the Trustees, without the consent of the Holders of the Preferred Securities, (i) to cure any ambiguity, correct or supplement any provisions in the Declaration that may be inconsistent with any other provisions, or to make any other provisions with respect to matters or questions arising under the Declaration consistent with the other provisions of the Declaration, (ii) to modify, eliminate or add to any provision of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Trust Securities are outstanding or to ensure that the Trust will not be required to register as an "investment company" under the 1940 Act or (iii) to qualify or maintain the qualification of the Declaration under the Trust Indenture Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Holder of Trust Securities, and any amendments of the Declaration shall become effective when notice thereof is given to the Holders of Trust Securities.

          (ii) The Declaration may be amended by the Depositor and the Trustees with (A) the consent of Holders representing not less than a majority (based upon Liquidation Amounts) of the Outstanding Trust Securities, acting as a single class, and (B) receipt by the Trustees of an Opinion of Counsel having a national tax and securities practice (which opinion shall not have been rescinded) to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from the status of an "investment company" under the 1940 Act; provided, however, that without the consent of each Holder of Trust Securities, the Declaration may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Holder of Preferred Securities to institute suit for the enforcement of any such payment on or after such date; provided, further, that the voting rights of the Holders of the Common Securities may not be amended without the consent of Holders of a majority in Liquidation Amount of the Common Securities.

          (iii) Subject to Section 8.2 hereof: (A) if an Event of Default with respect to the Preferred Securities has occurred and been subsequently cured, waived or otherwise eliminated, the provisions of Section 6.1(b)(iii)(2) hereof shall apply; and (B) during (x) the period commencing on the date of the occurrence of an Event of Default with respect to the Preferred Securities and ending on the date when such Event of Default is cured, waived or otherwise eliminated, or (y) any period not described in either the preceding sentence or the preceding clause (x), the provisions of this Section 6.1(b)(iii)(1) shall apply.

               (1) The Holders of a majority in aggregate Liquidation Amount of the Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures, but excluding the right to direct the Property Trustee to consent to an amendment, modification or termination of the Indenture (which shall be as provided below); provided that (x) such direction shall not be in conflict with any rule of law or with this Declaration; (y) the Property Trustee may take any other action deemed proper by the Property Trustee which is not inconsistent with such direction; and
          (z) subject to the provisions of Section 8.1, the Property Trustee shall have the right to decline to follow such direction if the Property Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Property Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Property Trustee in personal liability. So long as any Debentures are held by the Property Trustee, the Administrative Trustees and the Property Trustee shall not (A) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or executing any trust or power conferred on the Indenture Trustee with respect to such Debentures, (B) waive any past default that is waivable under Section
          5.13 of the Indenture, (C) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in aggregate Liquidation Amount of all Outstanding Preferred Securities (except in the case of clause (D), which consent, in the event that no Event of Default shall occur and be continuing, shall be of the Holders of all Outstanding Trust Securities, voting together as a single class); provided, however, that where the Indenture expressly provides that a consent thereunder would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Administrative Trustees and the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities except by a subsequent vote of the Holders of the Preferred Securities. The Property Trustee shall notify each Holder of the Preferred Securities of any notice of default received from the Indenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Administrative Trustees and the Property Trustee shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes on account of such action.

               (2) The Holders of a majority in aggregate Liquidation Amount of the Common Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures, but excluding the right to direct the Property Trustee to consent to an amendment, modification or termination of the Indenture (which shall be as provided below); provided that (x) such direction shall not be in conflict with any rule of law or with this Declaration; (y) the Property Trustee may take any other action deemed proper by the Property Trustee which is not inconsistent with such direction; and
          (z) subject to the provisions of Section 8.1, the Property Trustee shall have the right to decline to follow such direction if the Property Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Property Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Property Trustee in personal liability. So long as any Debentures are held by the Property Trustee, the Administrative Trustees and the Property Trustee shall not (A) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or executing any trust or power conferred on the Indenture Trustee with respect to such Debentures, (B) waive any past default that is waivable under Section 5.13 of the Indenture, (C) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in aggregate Liquidation Amount of all Common Securities (except in the case of clause (D), which consent, in the event that no Event of Default shall occur and be continuing, shall be of the Holders of all Outstanding Trust Securities, voting together as a single class); provided, however, that where the Indenture expressly provides that a consent thereunder would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Common Securities. The Administrative Trustees and the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities, except by a subsequent vote of the Holders of the Common Securities. The Property Trustee shall notify all Holders of record of the Common Securities of any notice of default received from the Indenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Common Securities, prior to taking any of the foregoing actions, the Administrative Trustees and the Property Trustee shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes on account of such action.

         (c) If any proposed amendment of the Declaration provides for, or the Administrative Trustees and the Property Trustee otherwise propose to effect, the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Declaration, then the Holders of Outstanding Preferred Securities, as a class, will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities.

         Section 6.2. ADDITIONAL VOTING RIGHTS. (a) If (i) Distributions on the Preferred Securities are in arrears and unpaid for six or more quarters (whether or not consecutive); (ii) the Depositor fails to pay all amounts due on the Debentures upon Maturity (as defined in the Indenture); or (iii) the Depositor fails, pursuant to Section 4.5(b), to redeem all of the Preferred Securities which the Holders thereof elect to tender pursuant to a Change of Control Offer, then the number of directors constituting the Board of Directors will be increased by two, the Holders of the then Outstanding Preferred Securities, voting separately and as a class, shall have the right and power to designate such two additional directors, and the Depositor shall cause such two additional directors to be elected to the Board of Directors. Each such event described in clause (i), (ii) or (iii) is a "VOTING RIGHTS TRIGGERING EVENT." A Voting Rights Triggering Event shall not be deemed to have occurred if at the time of such event there are less than 300,000 Preferred Securities then Outstanding.

         (b) The voting rights set forth in Section 6.2(a) will continue until such time as (x) in the case of a default in the payment of Distributions, all Distributions in arrears on the Preferred Securities are paid in full in cash,
(y) in all other cases, any failure, breach or default giving rise to such Voting Rights Triggering Event is remedied or waived by the Holders of a majority of the Preferred Securities then Outstanding or (z) at any time there are fewer than 300,000 Preferred Securities Outstanding, at which time the term of any directors elected pursuant to the provisions of Section 6.2(a) shall terminate and the number of directors constituting the Board of Directors shall be decreased by two (until the occurrence of any subsequent Voting Rights Triggering Event).

         (c) Any vacancy occurring in the office of a director designated by the Holders of Preferred Securities may be filled by the remaining director designated by the Holders of Preferred Securities unless and until the Holders of Preferred Securities shall designate a director to fill such vacancy, which director the Depositor shall cause to be elected to the Board of Directors.

         Section 6.3. NOTICE OF MEETINGS. Notice of all meetings of the Holders of the Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Administrative Trustees pursuant to Section 10.8 to each such Holder of record, at its registered address, at least 15 days and not more than 90 days before the meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

         Section 6.4. MEETINGS OF HOLDERS OF PREFERRED SECURITIES. No annual meeting of Holders of Preferred Securities is required to be held. The Administrative Trustees or the Property Trustee may, at any time, call a meeting of the Holders of Preferred Securities to consider and act on any matters as to which such Holders are entitled to act under the terms of this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading.

         At any time after voting power to designate directors shall have become vested and be continuing in the Holders of Preferred Securities pursuant to
Section 6.2(a), or if vacancies shall exist in the offices of directors designated by such Holders, the Administrative Trustees or the Property Trustee may, and upon the written request of the Holders of record of at least 25% of the Preferred Securities then Outstanding addressed to such Trustee(s) shall, call a special meeting of the Holders of Preferred Securities for the purpose of designating such directors. If such meeting shall not be called by the Administrative Trustees or the Property Trustee within 20 days after personal service to such Trustee(s) at his or its address contained herein, then the Holders of record of at least 25% of the Outstanding Preferred Securities may designate in writing one of their members to call such meeting at the expense of the Trust, and such meeting may be called by the Person so designated upon the notice required by Section 6.3. Any Holder of Preferred Securities so designated shall have, and the Trust shall provide, access to the lists of Securityholders, subject to Section 6.9.

         Holders of record of a majority of the Outstanding Preferred Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

         If a quorum is present at a meeting, an affirmative vote by the Holders of record of a majority of the Outstanding Preferred Securities (based upon their Liquidation Amount) shall constitute the action of such Securityholders, unless otherwise provided.

         Section 6.5. VOTING RIGHTS. Securityholders shall be entitled to one vote for each $50 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

         Section 6.6. PROXIES, ETC. At any meeting of Securityholders, any Securityholders entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution. Every proxy shall be revocable at the pleasure of the Holder(s) executing it at any time prior to its use by filing with the Administrative Trustees a written revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation.

         Section 6.7. SECURITYHOLDER ACTION BY WRITTEN CONSENT. Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding more than a majority of all Outstanding Trust Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Declaration) shall consent to the action in writing. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing.

         Section 6.8. RECORD DATE FOR VOTING AND OTHER PURPOSES; DISCRETION OF PROPERTY TRUSTEE RELATING TO MEETINGS OF HOLDERS. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Declaration, or for the purpose of any other action, the Property Trustee on behalf of the Trust may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of Distributions or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes. Unless the Delaware Business Trust Act, this Declaration, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred
Securities are then listed or trading otherwise provides, the Property Trustee, in its sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of such notice, action by consent without a meeting, the establishment of a record date, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

         Section 6.9. ACTS OF SECURITYHOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration to be given, made or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments is or are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this
Section 6.8.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

         The ownership of Preferred Securities shall be proved by the Securities Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Trust Security shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

         Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

         If any dispute shall arise between the Securityholders and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article 6, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

         Upon the occurrence and continuation of an Event of Default, the Holders of Preferred Securities shall rely on the enforcement by the Property Trustee of its rights as holder of the Debentures against the Depositor. If the Property Trustee fails to enforce its rights as holder of the Debentures after a request therefor by a Holder of Preferred Securities, such Holder may proceed to enforce such rights directly against the Depositor, subject to the terms of
Article 5 of the Indenture. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Depositor to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the Redemption Date), then a Holder of Preferred Securities shall have the right to institute a proceeding directly against the Depositor for enforcement of payment to such Holder of the principal amount of or interest on Debentures having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder on the respective due date specified in the Debentures (a "Direct Action"). In connection with any such Direct Action, the rights of the Depositor will be subrogated to the rights of any Holder of the Preferred Securities to the extent of any payment made by the Depositor to such Holder of Preferred Securities as a result of such Direct Action.

         If the Guarantee Trustee (as defined in the Guarantee) fails to enforce the Guarantee, any Holder of the Preferred Securities may institute a legal proceeding directly against the Depositor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee, the Trust or any other Person. In addition, any Holder of Preferred Securities shall have the right, which is absolute and unconditional, to proceed directly against the Depositor to obtain payments under the Guarantee, without first waiting to determine if the Guarantee Trustee has enforced the Guarantee or instituting a legal proceeding against the Trust, the Guarantee Trustee or any other Person.

         Section 6.10. INSPECTION OF RECORDS. Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.


                                    ARTICLE 7

                         REPRESENTATIONS AND WARRANTIES

         Section 7.1. REPRESENTATIONS AND WARRANTIES OF THE PROPERTY TRUSTEE AND THE DELAWARE TRUSTEE. The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Securityholders that (each such representation and warranty made by the Property Trustee and the Delaware Trustee being made only with respect to itself):

         (a) the Property Trustee is a corporation duly organized, validly existing and in good standing under the laws of the State of New York;

         (b) the Delaware Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (c) each of the Property Trustee and the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration;

         (d) this Declaration has been duly authorized, executed and delivered by each of the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of the Property Trustee and the Delaware Trustee, enforceable against each in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (e) the execution, delivery and performance by each of the Property Trustee and the Delaware Trustee of this Declaration have been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and do not require any approval of stockholders of the Property Trustee or the Delaware Trustee, and such execution delivery and performance will not (i) violate either of the Property Trustee's or the Delaware Trustee's charter or by-laws, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument which is not related to the transactions contemplated by this Declaration and to which the Property Trustee or the Delaware Trustee is a party or by which it is bound, or (ii) violate any law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing the banking or trust powers of the Property Trustee or the Delaware Trustee (as appropriate in context), or any order, judgment or decree applicable to the Property Trustee or the Delaware Trustee;

         (f) neither the authorization, execution or delivery by the Property Trustee or the Delaware Trustee of this Declaration nor the consummation of any of the transactions by the Property Trustee or the Delaware Trustee (as appropriate in context) contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any Delaware or United States federal governmental authority or agency under the laws of the United States or the State of Delaware governing the banking or trust powers of the Property Trustee or the Delaware Trustee, as the case may be;

         (g) there are no proceedings pending or, to the best of each of the Property Trustee's and the Delaware Trustee's knowledge, threatened against or affecting the Property Trustee or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the

Trust or would question the right, power and authority of the Property Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Trustees under this Declaration.

         Section 7.2. REPRESENTATIONS AND WARRANTIES OF DEPOSITOR. The Depositor hereby represents and warrants for the benefit of the Securityholders that:

         (a) the Trust Securities Certificates to be issued on behalf of the Trust have been duly authorized and will be duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Declaration, and, subject to the terms of the Merger Agreement, the Securityholders will be, as of the Closing Date, entitled to the benefits of this Declaration; and

         (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Declaration.


                                    ARTICLE 8

                                  THE TRUSTEES

         Section 8.1. CERTAIN DUTIES AND RESPONSIBILITIES. (a) The duties and responsibilities of the Trustees shall be as provided by this Declaration and, in the case of the Property Trustee, by the Trust Indenture Act. The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties and obligations as are specifically set forth in this Declaration and the Trust Indenture Act, and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (and has not been cured or waived pursuant to Section 8.2) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such rights and powers vested in it by this Declaration and the Trust Indenture Act, and use the same degree of care and skill in its exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs. Notwithstanding the foregoing, no provision of this Declaration shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to them. Whether or not herein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section
8.1. Nothing in this Declaration shall be construed to release the Administrative Trustees from liability for their own grossly negligent action, their own grossly negligent failure to act or their own willful misconduct. To the extent that, at law or in equity, an Administrative Trustee has duties (including fiduciary duties) and liabilities relating to the Trust or to the

Securityholders, such Administrative Trustee shall not be liable to the Trust or to any Securityholder for such Administrative Trustee's good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Administrative Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Administrative Trustees.

         (b) Subject to any Direct Action by Holders of Preferred Securities, all payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.1(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Property Trustee, in the Trust Indenture Act.

         (c) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) this subsection shall not be construed to limit the effectiveness of Subsection (a) of this Section 8.1;

               (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

               (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority of the aggregate Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or exercising any trust or power conferred upon the Property Trustee under this Declaration; and

               (iv) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor.

         (d) The Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debentures and the Property Account shall be to deal with such property as fiduciary assets, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act.

         (e) The Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Depositor, and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.l and except to the extent otherwise required by law.

         Section 8.2. NOTICE OF DEFAULTS. (a) Within 30 days after a Responsible Officer shall obtain actual knowledge of the occurrence of any Event of Default, the Property Trustee shall transmit, in the manner and to the extent provided in
Section 10.8, notice of such Event of Default to the Holders of Preferred Securities, the Administrative Trustees and the Depositor, unless such Responsible Officer shall have actual knowledge that such Event of Default shall have been cured or waived, provided that, except for a default in the payment of principal of (or premium, if any) or interest (including Additional Sums and Additional Amounts, if applicable) on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders of the Preferred Securities.

         (b) Within ten days after the receipt of written notice of the Depositor's exercise of its right to defer the payment of interest on the Debentures pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Securityholders, unless such exercise shall have been revoked.

         (c) The Holders of a majority of the aggregate Liquidation Amount of Outstanding Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Debenture Event of Default:

               (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

               (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "SUPER MAJORITY") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of the same proportion in aggregate Liquidation Amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

         The provisions of Sections 6.1(b) and 8.2(d) and this Section 8.2(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such
Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Preferred Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

         (d) The Holders of a majority in aggregate Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Debenture Event of Default:

               (i) not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 8.2(d), the Event of Default under the Declaration shall also not be waivable; or

               (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 8.2(d), the Event of Default under the Declaration may only be waived by the vote of the Holders of the same proportion in aggregate Liquidation Amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided, further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. In such a case, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Preferred Securities to act on their behalf. The provisions of
Section 6.1(b) and 8.2(c) and this Section 8.2(d) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Preferred Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 8.2(d), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (e) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 8.2(e) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Preferred Securities, as permitted by the Trust Indenture Act.

         Section 8.3. CERTAIN RIGHTS OF PROPERTY TRUSTEE. Subject to the provisions of Section 8.1:

         (a) the Property Trustee may conclusively rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation or instruction of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

         (b) if, (i) in performing its duties under this Declaration the Property Trustee is required to decide between alternative courses of action or
(ii) in construing any of the provisions in this Declaration the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of Preferred Securities are specifically entitled to vote under the terms of this Declaration, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor and shall have no liability whatsoever for such action or inaction except for its own bad faith, negligence or willful misconduct; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

         (c) if a Responsible Officer of the Property Trustee has obtained actual knowledge that an Event of Default has occurred and is continuing and (i) in performing its duties under this Declaration the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions in this Declaration the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of Preferred Securities are specifically entitled to vote under the terms of this Declaration, the Property Trustee may deliver a notice to the Holders of Preferred Securities requesting written instructions of such Holders as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by a majority in interest of the Outstanding Preferred Securities and shall have no liability whatsoever for such action or inaction; provided, however, that if the Property Trustee does not receive such instructions of the Holders of Preferred Securities within ten Business Days after it has delivered such notice, or such shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business
Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration as it shall deem advisable and in the best interests of such Holders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

         (d) any direction or act of the Depositor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officer's Certificate and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (e) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer's Certificate and an Opinion of Counsel which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

         (f) the Property Trustee shall have no duty to accomplish any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any re-recording, re-filing or re-registration thereof;

         (g) the Property Trustee may consult with counsel and other experts of its selection (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice or opinion of such counsel and experts or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice or opinion; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

         (h) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Securityholders pursuant to this Declaration, unless such Securityholders shall have offered to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities which might be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Property Trustee;

         (i) the Property Trustee shall not be bound to make an investigation into the facts or matters stated in any resolutions, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless specifically requested and directed in writing to do so by Holders of record of 25% or more of the Preferred Securities (based upon their aggregate Liquidation Amount), but the Property Trustee may in its discretion make such further inquiry or investigation into such facts or matters as it may see fit;

         (j) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents, custodians, nominees or attorneys or an Affiliate, provided that the Property Trustee shall be responsible for its own negligence with respect to the selection of any agent or attorney appointed by it hereunder but shall not be responsible for any misconduct or negligence on the part of such Person;

         (k) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

         (l) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

         (m) the Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith, without negligence or willful misconduct, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

         No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts, or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

         Section 8.4. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Trust Securities Certificates shall not be taken as the statements of the Trustees, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debentures. The Trustees make no representations as to the value or condition of the Trust Property or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Trust Securities.

         Section 8.5. MAY HOLD SECURITIES. Except as provided in the definition of the term"OUTSTANDING" in Article 1, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Section 8.8 and 8.12, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

         Section 8.6. COMPENSATION; INDEMNITY; FEES.

         The Depositor agrees:

         (a) to pay each of the Trustees from time to time such compensation for all services rendered by such Trustee hereunder as the Depositor and such Trustee may agree upon in writing from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) except as otherwise expressly provided herein, to reimburse each Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by such Trustee in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

         (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust or its Affiliates (each referred to herein as an "INDEMNIFIED PERSON") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation, dissolution or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim to the extent incurred by such Indemnified Person by reason of its own negligence or willful misconduct with respect to such acts or omissions;

         (d) to the fullest extent permitted by applicable law, to advance, from time to time, prior to the final disposition of any claim, demand, action, suit or proceeding for which indemnification is authorized pursuant to subsection (c) above, any expenses (including reasonable legal fees) incurred by an Indemnified Person in defending such claim, demand, action, suit or proceeding upon receipt by the Depositor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in subsection (c) above. This indemnification shall survive the termination of this Declaration.

         (e) no Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6; and

         (f) The obligations to indemnify and hold harmless, to advance expenses and to provide reimbursement and pay compensation as set forth in this Section
8.6 shall survive the
resignation or removal of the Property Trustee or the Delaware Trustee and the satisfaction and discharge of this Declaration.

         Section 8.7. PROPERTY TRUSTEE REQUIRED; ELIGIBILITY OF TRUSTEES. (a) There shall at all times be a Property Trustee, which is a corporation organized and doing business under the laws of the United States of America or of any State, Territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal, state, territorial or District of Columbia authority with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $10,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 8.7, the combined capital and surplus of such person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this
Section 8.7, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

         (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

         Section 8.8. DISQUALIFICATION: CONFLICTING INTEREST. The Property Trustee shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Property Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act. The Indenture and the Guarantee shall be deemed to be specifically described in this Declaration for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

         Section 8.9. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. (a) Subject to Sections 8.9(b) and 8.9(c), Trustees may be appointed or removed without cause at any time:

               (i) until the issuance of any Trust Securities, by written instrument executed by the Depositor; and

               (ii) after the issuance of any Securities, (1) if the Property Trustee or the Delaware Trustee, by the Administrative Trustees and
          (2) if an Administrative Trustee,
         by vote of the Holders of a majority in Liquidation Amount of the Common Securities voting as a class.

         (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 8.9(a) until a successor possessing the qualifications to act as a Property Trustee under Section 8.7 (a "SUCCESSOR PROPERTY TRUSTEE") has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Depositor and the removed Property Trustee.

         (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 8.9(a) until a successor possessing the qualifications to act as Delaware Trustee under Section 8.7 (a "SUCCESSOR DELAWARE TRUSTEE") has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Depositor and the removed Delaware Trustee.

         (d) A Trustee appointed to office shall hold office until his, her or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Depositor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                           (1) until a Successor Property Trustee has been
                  appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Depositor and the resigning Property Trustee; or

                           (2) until the assets of the Trust have been
                  completely liquidated and the proceeds thereof distributed to the Holders of the Trust Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Depositor and the resigning Delaware Trustee.

         (e) The Administrative Trustees shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with Section 8.9(d).

         (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
8.9 within 60 days after delivery
pursuant to this Section 8.9 of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (h) The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.8 and shall give notice to the Depositor. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

         (i) Notwithstanding the foregoing or any other provision of this Declaration, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Administrative Trustees if there are at least two of them or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees or the Delaware Trustee, as the case may be, set forth in Section 8.7).

         (j) The indemnity provided to a Trustee under Section 8.6 shall survive any Trustee's resignation or removal.

         Section 8.10. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. In case of the appointment hereunder of a successor Trustee, such successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Depositor or the successor Trustee, such retiring Trustee shall, upon payment of all amounts due to it under this Declaration, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, if the Property Trustee is the resigning Trustee, it shall duly assign, transfer and deliver to the successor Trustee all property and money held by such retiring Property Trustee hereunder.

         In case of the appointment hereunder of a successor Trustee, the retiring Trustee and each successor Trustee shall execute and deliver an amendment hereto wherein each successor Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee and (b) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such relevant Trustees co-trustees, and upon the execution and delivery of such amendment the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Trust or any successor Trustee, such retiring Trustee shall, upon payment of all amounts due to it under this Declaration, duly assign, transfer and deliver to such successor Trustee all Trust Property, all proceeds thereof and money held by such retiring Trustee hereunder.

         Upon request of any such successor Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         Section 8.11. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Property Trustee, or the Delaware Trustee or any Administrative Trustee that is not a natural person, may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any such Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         Section 8.12. PREFERENTIAL COLLECTION OF CLAIMS AGAINST DEPOSITOR OR TRUST. If and when the Property Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Debentures or the Trust Securities), the Property Trustee shall be subject to and shall take all actions necessary in order to comply with the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or the Trust (or any such other obligor).

         Section 8.13. REPORTS BY PROPERTY TRUSTEE. (a) To the extent required by the Trust Indenture Act, within 60 days after May 15 of each year commencing with May 15, 1999 the Property Trustee shall transmit to all Securityholders in accordance with Section 10.8 and to the Depositor, a brief report dated as of such December 31 with respect to:

                           (i) its eligibility under Section 8.7 or, in lieu
                  thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect;

                           (ii) a statement that the Property Trustee has
                  complied with all of its obligations under this Declaration during the twelve-month period (or, in the case of the initial report, the period since the Closing Date) ending with such

                  December 31 or, if the Property Trustee has not complied in any material respects with such obligations, a description of such noncompliance; and

                           (iii) any change in the property and funds in its
                  possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

         (b) In addition, the Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Declaration as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (c) A copy of such reports required by Section 8.13(b) shall, at the time of such transmissions to Holders, be filed by the Property Trustee with each national securities exchange or self-regulatory organization upon which the Trust Securities are listed, with the Commission and with the Depositor.

         Section 8.14. REPORTS TO THE PROPERTY TRUSTEE. The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by
Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act; and such compliance certificate shall be delivered on or before 120 days after the end of each calendar year.

         Section 8.15. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c) (1) of the Trust Indenture Act shall be given in the form of an Officer's Certificate.

         Section 8.16. NUMBER OF TRUSTEES. (a) The number of Trustees shall be five, provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Administrative Trustees. The Property Trustee and the Delaware Trustee may be the same Person.

         (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.16(a), or if the number of Trustees is increased pursuant to Section 8.16(a), a vacancy shall occur.

         (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, such vacancy shall be filled by the appointment of an Administrative Trustee in accordance with Section 8.9. The Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this

Declaration), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

         Section 8.17. DELEGATION OF POWER. (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.6(a), including any registration statement or amendment thereof filed with the Commission, or making any other governmental filing.

         (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.


                                    ARTICLE 9

                DISSOLUTION, LIQUIDATION, TERMINATION AND MERGER

         Section 9.1. DISSOLUTION UPON EXPIRATION DATE. Unless earlier dissolved, the Trust shall automatically dissolve on March 30, 2014 (the "EXPIRATION DATE").

         Section 9.2. EARLY DISSOLUTION. The first to occur of any of the following events is an "EARLY DISSOLUTION EVENT":

         (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

         (b) the occurrence of a Special Event except in the case of a Tax Event following which the Depositor has elected to pay any Additional Sums (in accordance with Section 4.4) such that the net amount received by Holders of Trust Securities not exchanged for Debentures in respect of Distributions is not reduced as a result of such Tax Event and the Depositor has not revoked any such election or failed to make such payments;

         (c) the redemption, conversion or exchange of all of the Trust Securities;

         (d) an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction; and

         (e) receipt by the Property Trustee of written notice from the Depositor at any time (which direction is optional and wholly within the discretion of the Depositor) of its intention to dissolve the Trust and distribute the Debentures in exchange for the Trust Securities.

         Section 9.3. TERMINATION. The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of all expenses owed by the Trust; and (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

         Section 9.4. LIQUIDATION. (a) If an Early Dissolution Event specified in clause (a), (b), (d) or (e) of Section 9.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, to each Securityholder an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Trust Securities held by such Holder, subject to Section 9.4(d). Notice of liquidation shall be prepared by or on behalf of the Administrative Trustees and given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address as it appears in the Securities Register. All notices of liquidation shall:

                           (i)      state the Liquidation Date;

                           (ii) state that, from and after the Liquidation Date,
                  the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Trust Securities held by such Holder; and

                           (iii) provide such information with respect to the
                  mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or, if Section 9.4(d) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

         (b) Except where Section 9.2(b) or 9.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation
Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

         (c) Except where Section 9.2(b) or 9.4(d) applies, from and after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding and (ii) any Trust Securities Certificates will be deemed to represent an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Trust Securities held by such Holders, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Trust Securities to the Liquidation Date.

         (d) In the event that, notwithstanding the other provisions of this
Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practicable, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up and terminated, by the Property Trustee after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act in such manner as the Property Trustee determines. In such event, on the date of the dissolution, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with
Section 3808(e) of the Business Trust Act, an amount equal to the Liquidation Amount per Trust Security plus accrued and unpaid Distributions thereon to the Liquidation Date (such amount being the "LIQUIDATION DISTRIBUTION"). If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets legally available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holders of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if an Event of Default has occurred and is continuing, the Preferred Securities shall have priority over the Common Securities.

         (e) As soon as is practicable after the occurrence of an Early Dissolution Event or the Expiration Date and upon completion of the winding up of the Trust, the Trustees (each of whom is authorized to take such action) shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

         Section 9.5. MERGERS, CONSOLIDATIONS, AMALGAMATIONS OR REPLACEMENTS OF THE TRUST. The Trust may not merge with or into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except as described below. The Trust may, at the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Property Trustee, the Delaware Trustee or the Holders of the Trust Securities, merge with or into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; provided, however, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Trust Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "SUCCESSOR SECURITIES"), so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) the Depositor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Debentures, (iii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the holders' interest in the new entity), (vi) such successor entity has a purpose identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the Trust (which may be counsel to the Depositor) having a national tax and securities law practice (which opinion shall not have been rescinded) to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the holders' interest in the new entity) and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an "investment company" under the 1940 Act, and (viii) the Depositor or any permitted successor or assignee owns all of the Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of holders of 100% in aggregate Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would for United States federal income tax purposes cause (i) the holders of the Preferred Securities to recognize gain or loss or (ii) the Trust or the successor entity to be classified as an association taxable as a corporation.


                                   ARTICLE 10

                            MISCELLANEOUS PROVISIONS

         Section 10.1. LIMITATION OF RIGHTS OF SECURITYHOLDERS. The death or incapacity of any person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Declaration, nor entitle the legal representatives or heirs of such person or any Securityholder for such person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         Section 10.2. AMENDMENT. (a) Notwithstanding anything in this Declaration to the contrary, without the consent of the Depositor, this Declaration may not be amended in a manner which imposes any additional obligation on the Depositor.

         (b) In the event that any amendment to this Declaration is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

         (c) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Declaration, including to this
Section 10.2(c), which affects its own rights, power, duties, obligations or immunities under this Declaration, without its prior written consent, and any such amendment or purported amendment, including to this Section 10.2(c), shall be void and ineffective without such prior written consent, which consent may be withheld in its sole discretion. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officer's Certificate stating that any amendment to this Declaration is in compliance with this Declaration.

         Section 10.3. SEPARABILITY. In case any provision in this Declaration or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 10.4. GOVERNING LAW. THIS DECLARATION AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS DECLARATION ANY PROVISION OF THE LAWS (COMMON OR STATUTORY) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF, (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR AUTHORITY AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS DECLARATION. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

         Section 10.5. PAYMENTS DUE ON NON-BUSINESS DAY. If the date fixed for any payment on any Trust Security shall be a day which is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day which is a Business Day (except as otherwise provided herein), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

         Section 10.6. SUCCESSORS. This Declaration shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article 8 of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

         Section 10.7. HEADINGS. The Article and Section headings are for convenience only and shall not affect the construction of this Declaration

         Section 10.8. REPORTS, NOTICES AND DEMANDS. Any report, notice, demand or other communications which by any provision of this Declaration is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of Preferred Securities, and (b) in the case of the Holder of the Common Securities, to such Holder as such Holder's name and address may appear on the Securities Register. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

         Any notice, demand or other communication which by any provision of this Declaration is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee, to 40 Wall Street, New York, New York 10005, (b) with respect to the Delaware Trustee, to Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, with a copy of any such notice to the Property Trustee at its address above, and (c) with respect to the Administrative Trustees, to them at the address for notices to the Depositor, marked "Attention: General Counsel." Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

         Section 10.9. AGREEMENT NOT TO PETITION. Each of the Trustees and the Depositor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article 9, it shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "BANKRUPTCY LAWS") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this

Section 10.9, the Property Trustee agrees, for the benefit of Securityholders, that, at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section
10.9 shall survive the termination of this Declaration.

         Section 10.10. TRUST INDENTURE ACT; CONFLICT WITH TRUST INDENTURE ACT.
(a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

         (b) The Property Trustee shall be the only Trustee which is the trustee for the purposes of the Trust Indenture Act.

         (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Declaration by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Declaration modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Declaration as so modified or excluded, as the case may be.

         (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

         (e) The Indenture and the Guarantee Agreement shall be deemed to be specifically described in this Declaration for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

         Section 10.11. ACCEPTANCE OF TERMS OF DECLARATION, GUARANTEE AND INDENTURE. THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION AND THEIR AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION SHALL BE BINDING, OPERATIVE AND EFFECTIVE ON THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

         Section 10.12. COUNTERPARTS. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and the Depositor to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEREOF, the parties hereto have caused this Declaration to be duly executed as of the day and year first above written.

                                    SUPERIOR TELECOM INC.,
                                    as Depositor


                                    By: /s/ Steven S. Elbaum
                                        ------------------------------------
                                    Name:
                                    Title:

                                    AMERICAN STOCK TRANSFER & TRUST COMPANY, not in its individual capacity but solely as Property Trustee


                                    By: /s/ Herbert J. Lemmer
                                        ------------------------------------
                                    Name:
                                    Title:

                                    WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but solely as Delaware Trustee


                                    By: /s/ Emmett R. Harmon
                                        ------------------------------------
                                    Name:
                                    Title:

                                    /s/ Steven S. Elbaum
                                    ----------------------------------------
                                    Steven S. Elbaum, not in his individual
                                    capacity but solely as Administrative
                                    Trustee

                                    /s/ David S. Aldridge
                                    ----------------------------------------
                                    David S. Aldridge. not in his individual
                                    capacity but solely as Administrative
                                    Trustee

                                    /s/ Stewart H. Wahrsager
                                    ----------------------------------------
                                    Stewart H. Wahrsager, not in his individual
                                    capacity but solely as Administrative
                                    Trustee

                                    EXHIBIT A

                              CERTIFICATE OF TRUST
                                       OF
                                SUPERIOR TRUST I

                                    EXHIBIT B

                  THIS COMMON SECURITY HAS NOT BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                    AND MAY NOT BE OFFERED, SOLD, PLEDGED OR
                    OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO
            SECTION 8.1 OF THE INDENTURE, DATED AS OF MARCH 31, 1999,
                        BETWEEN SUPERIOR TELECOM INC. AND
         AMERICAN STOCK TRANSFER & TRUST COMPANY, AS INDENTURE TRUSTEE.


Certificate Number                                   Number of Common Securities
[   ]                                                [   ]

                    Certificate Evidencing Common Securities
                                       of
                                Superior Trust I
                   8 1/2% Trust Convertible Common Securities
                  (Liquidation Amount $50 per Common Security)

         Superior Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Superior TeleCom Inc. (the "Holder") is the registered owner of [ ] 8 1/2% Trust Convertible Common Securities of the Trust representing undivided beneficial interests in the assets of the Trust (the "Common Securities"). In accordance with Section 5.10 of the Declaration (as defined below), the Common Securities are not transferable (except in connection with mergers, acquisitions, consolidations or other transactions provided for in Section 8.1 of the Indenture (as defined in the Amended and Restated Declaration of Trust dated as of March 31, 1999, as the same may be amended from time to time (the "Declaration")) and the pledge of the Common Securities by the Depositor to secure indebtedness) and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Declaration, including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Declaration to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         As set forth in the Declaration, where an Event of Default has occurred and is continuing, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise are subordinated to the rights of payment of Holders of the Preferred Securities.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of undivided beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this 31st day of March, 1999.


                                       SUPERIOR TRUST I


                                       By:
                                           ---------------------------------
                                           Name:
                                           As Administrative Trustee

                                    EXHIBIT C

Certificate Number                     Number of Preferred Securities

                                       CUSIP NO.

                   Certificate Evidencing Preferred Securities
                                       of
                                Superior Trust I
                  8 1/2% Trust Convertible Preferred Securities
                 (Liquidation Amount $50 per Preferred Security)

         Superior Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _____________________ (the "Holder") is the registered owner of _____________ preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Superior Trust I 8 1/2% Trust Convertible Preferred Securities (Liquidation Amount $50 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section
5.4 of the Declaration (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to, the terms and provisions of, the Amended and Restated Declaration of Trust, dated as of March 31, 1999, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Superior TeleCom Inc., a Delaware corporation, and American Stock Transfer & Trust Company, as Guarantee Trustee, dated as of March 31, 1999 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Declaration and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         WITNESS the facsimile signature of one of the Administrative Trustees of the Trust.

                                       SUPERIOR TRUST I


                                       By:
                                           ---------------------------------
                                           Name:
                                           As Administrative Trustee


                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated:

                                       AMERICAN STOCK TRANSFER &
                                       TRUST COMPANY, as Property Trustee


                                       By:
                                           ---------------------------------
                                                 Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
agent to transfer this Preferred Security Certificate on the books of the Trust.

The agent may substitute another to act for him or her.

Date:
      ----------------------------------

Signature:
           --------------------------------------------
           (Sign exactly as your name appears on the other side of this Preferred Security Certificate)

                                    EXHIBIT D

                        IRREVOCABLE NOTICE OF CONVERSION
                            (pursuant to Section 4.3)


To:      American Stock Transfer & Trust Company
         as Property Trustee of
         Superior Trust I
         and Conversion Agent

         The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Common Stock, par value $0.01 per share, of SUPERIOR TELECOM INC. (the "Superior Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust of Superior Trust I, dated as of March 31, 1999 (the "Declaration"), among Superior TeleCom Inc., as Depositor, the Trustees of the Trust named therein and the Holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent to (i) exchange such Preferred Securities for a portion of the Debentures held by the Trust (at the conversion rate specified in the terms of the Preferred Securities set forth in the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned into Superior Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth in the Declaration). Unless otherwise defined herein, capitalized terms used in this Notice shall have the respective meanings assigned to such terms in the Declaration.

         The undersigned does also hereby direct the Conversion Agent that the shares of Superior Common Stock issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares of Superior Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:
      --------------------------

         in whole                   in part
         --------                   -------

                                    Number of Preferred Securities
                                    to be converted: _____________________

                                    If a name or names other than the
                                    undersigned, please indicate in the spaces below the name or names in which the shares of Superior Common Stock are to be issued, along with the address or addresses of such person or persons

                                    -------------------------

                                    -------------------------

                                    -------------------------

                                    -------------------------
                                    Signature (for conversion only)

                                    Please Print or Type Name and Address,
                                    Including Zip Code, and Social Security or
                                    Other Identifying Number


                                    -------------------------

                                    -------------------------

                                    -------------------------


                                    Signature Guarantee:*

----------------------
* (Signature must be guaranteed by an institution which is a member of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee programs acceptable to the Trustee.)


                                       D-2